Exhibit 10.1

                                                                    (Peoria, IL)










                                 LOAN AGREEMENT

                                  [FIXED RATE]

                                     BETWEEN

        CAPITAL SENIOR PEORIA, LLC, A DELAWARE LIMITED LIABILITY COMPANY



                                   as Borrower



                                       and



              GMAC COMMERCIAL MORTGAGE BANK, A UTAH INDUSTRIAL BANK



                                    as Lender





                            Dated as of July 18, 2005







Loan Number: 50211

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                                                 TABLE OF CONTENTS



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
ARTICLE 1 DEFINED TERMS AND CONSTRUCTION GUIDELINES...............................................................1
         1.01     Defined Terms...................................................................................1
         1.02     General Construction............................................................................1
         1.03     [Intentionally Deleted].........................................................................1
         1.04     [Intentionally Deleted].........................................................................1

ARTICLE 2 MAXIMUM LOAN AMOUNT; PAYMENT TERMS; ADVANCES; DEFEASANCE................................................2
         2.01     Commitment to Lend..............................................................................2
         2.02     Calculation of Interest.........................................................................2
         2.03     Payment of Principal and Interest...............................................................3
         2.04     Payments Generally..............................................................................3
         2.05     Prepayment Rights...............................................................................5

ARTICLE 3 CASH MANAGEMENT.........................................................................................9
         3.01     Cash Management System..........................................................................9

ARTICLE 4 ESCROW AND RESERVE REQUIREMENTS........................................................................10
         4.01     Creation and Maintenance of Escrows and Reserves...............................................10
         4.02     Tax Escrow.....................................................................................11
         4.03     Insurance Premium Escrow.......................................................................12
         4.04     [Intentionally Deleted]........................................................................13
         4.05     Replacement Reserve Account....................................................................13

ARTICLE 5 COMPLETION OF REPAIRS RELATED TO RESERVE ACCOUNTS;  CONDITIONS TO RELEASE OF FUNDS.....................13
         5.01     Conditions Precedent to Disbursements from Certain Reserve Accounts............................13
         5.02     Waiver of Conditions to Disbursement...........................................................15
         5.03     Direct Payments to Suppliers and Contractors...................................................15
         5.04     Performance of Reserve Items and Immediate Repairs.............................................15

ARTICLE 6 LOAN SECURITY AND RELATED OBLIGATIONS..................................................................16
         6.01     Security Instrument and Assignment of Rents and Leases.........................................16
         6.02     Assignment of Property Management Contract.....................................................17
         6.03     Assignment of Operating Agreements.............................................................17
         6.04     Pledge of Property; Grant of Security Interest.................................................17
         6.05     Environmental Indemnity Agreement..............................................................17
         6.06     Guaranty of Borrower Sponsors..................................................................17
         6.07     [Intentionally Deleted]........................................................................17

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ARTICLE 7 SINGLE PURPOSE ENTITY REQUIREMENTS.....................................................................17
         7.01     Commitment to be a Single Purpose Entity.......................................................17
         7.02     Definition of Single Purpose Entity............................................................18

ARTICLE 8 REPRESENTATIONS AND WARRANTIES.........................................................................21
         8.01     Organization; Legal Status.....................................................................21
         8.02     Power; Authorization; Enforceable Obligations..................................................21
         8.03     No Legal Conflicts.............................................................................22
         8.04     No Litigation..................................................................................22
         8.05     Business Purpose of Loan.......................................................................22
         8.06     Warranty of Title..............................................................................22
         8.07     Condition of the Property......................................................................23
         8.08     No Condemnation................................................................................23
         8.09     Requirements of Law............................................................................23
         8.10     Operating Permits..............................................................................23
         8.11     Separate Tax Lot...............................................................................23
         8.12     Flood Zone.....................................................................................23
         8.13     Adequate Utilities.............................................................................23
         8.14     Public Access..................................................................................23
         8.15     Boundaries.....................................................................................24
         8.16     Mechanic Liens.................................................................................24
         8.17     Assessments....................................................................................24
         8.18     Insurance......................................................................................24
         8.19     Leases.........................................................................................24
         8.20     Management Agreement...........................................................................25
         8.21     Financial Condition............................................................................25
         8.22     Taxes..........................................................................................25
         8.23     No Foreign Person..............................................................................25
         8.24     Federal Regulations............................................................................25
         8.25     Investment Company Act; Other Regulations......................................................26
         8.26     ERISA..........................................................................................26
         8.27     No Illegal Activity as Source of Funds.........................................................26
         8.28     Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws..............26
         8.29     Brokers and Financial Advisors.................................................................26
         8.30     Equity Contribution............................................................................26
         8.31     Complete Disclosure; No Change in Facts or Circumstances.......................................27
         8.32     Survival.......................................................................................27

ARTICLE 9 BORROWER COVENANTS.....................................................................................27
         9.01     Payment of Debt and Performance of Obligations.................................................27
         9.02     Payment of Taxes and Other Lienable Charges....................................................27
         9.03     Insurance......................................................................................28
         9.04     Obligations upon Condemnation or Casualty......................................................31
         9.05     Inspections and Right of Entry.................................................................36

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         9.06     Leases and Rents...............................................................................36
         9.07     Use of Property................................................................................37
         9.08     Maintenance of Property........................................................................37
         9.09     Waste..........................................................................................37
         9.10     Compliance with Laws...........................................................................37
         9.11     Financial Reports, Books and Records...........................................................38
         9.12     Performance of Other Agreements................................................................40
         9.13     Existence; Change of Name; Location as a Registered Organization...............................40
         9.14     Property Management............................................................................40
         9.15     ERISA..........................................................................................41
         9.16     Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws..............41
         9.17     [Intentionally Deleted]........................................................................42
         9.18     Net Worth Covenant.............................................................................42
         9.19     [Intentionally Deleted]........................................................................42

ARTICLE 10 NO TRANSFERS OR ENCUMBRANCES; DUE ON SALE.............................................................42
         10.01    Prohibition Against Transfers..................................................................42
         10.02    Lender Approval................................................................................42
         10.03    Additional Borrower Requirements to Defeasance, Release, and Related Loan Defeasances..........43
         10.04    OFAC Compliance; Substantive Consolidation Opinion.............................................44

ARTICLE 11 EVENTS OF DEFAULT; REMEDIES...........................................................................45
         11.01    Events of Default..............................................................................45
         11.02    Remedies 47
         11.03    Cumulative Remedies; No Waiver; Other Security.................................................49
         11.04    Enforcement Costs..............................................................................49
         11.05    Application of Proceeds........................................................................49

ARTICLE 12 NONRECOURSE - LIMITATIONS ON PERSONAL LIABILITY.......................................................50
         12.01    Nonrecourse Obligation.........................................................................50
         12.02    Full Personal Liability........................................................................50
         12.03    Personal Liability for Certain Losses..........................................................50
         12.04    No Impairment..................................................................................51
         12.05    No Waiver of Certain Rights....................................................................51

ARTICLE 13 INDEMNIFICATION.......................................................................................52
         13.01    Indemnification Against Claims.................................................................52
         13.02    Duty to Defend.................................................................................52

ARTICLE 14 SUBROGATION; NO USURY VIOLATIONS......................................................................53
         14.01    Subrogation....................................................................................53
         14.02    No Usury 53

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ARTICLE 15 SALE OR SECURITIZATION OF LOAN........................................................................53
         15.01    Splitting the Note.............................................................................53
         15.02    Lender's Rights to Sell or Securitize..........................................................54
         15.03    Dissemination of Information...................................................................54
         15.04    Reserves Accounts..............................................................................55
         15.05    Securitization Indemnification.................................................................55
         15.06    [Intentionally Deleted]........................................................................56

ARTICLE 16 BORROW FURTHER ACTS AND ASSURANCES PAYMENT OF SECURITY RECORDING CHARGES..............................56
         16.01    Further Acts...................................................................................56
         16.02    Replacement Documents..........................................................................56
         16.03    Borrower Estoppel Certificates.................................................................56
         16.04    Recording Costs................................................................................57
         16.05    Publicity......................................................................................57

ARTICLE 17 LENDER CONSENT........................................................................................58
         17.01    No Joint Venture; No Third Party Beneficiaries.................................................58
         17.02    Lender Approval................................................................................58
         17.03    Performance at Borrower's Expense..............................................................58
         17.04    Non-Reliance...................................................................................58

ARTICLE 18 MISCELLANEOUS PROVISIONS..............................................................................59
         18.01    Notices  59
         18.02    Entire Agreement; Modifications; Time of Essence...............................................60
         18.03    Binding Effect; Joint and Several Obligations..................................................60
         18.04    Duplicate Originals; Counterparts..............................................................60
         18.05    Unenforceable Provisions.......................................................................60
         18.06    Governing Law..................................................................................60
         18.07    Consent to Jurisdiction........................................................................61
         18.08    WAIVER OF TRIAL BY JURY........................................................................61

ARTICLE 19 LIST OF DEFINED TERMS.................................................................................61
         19.01    Definitions....................................................................................61

ARTICLE 20 LOCAL LAW PROVISIONS..................................................................................75
         20.01    Loan Charges; Compliance with Law..............................................................75
         20.02    Remedies 75
         20.03    Compliance with Illinois Law...................................................................76
         20.04    Usury    ......................................................................................76

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

                                 LOAN AGREEMENT

                                (Fixed Rate Loan)

     THIS LOAN AGREEMENT is made as of this 18th day of July, 2005 by CAPITAL SENIOR PEORIA, LLC, a Delaware limited liability company ("Borrower"), as borrower, and GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank (together with its successors and assigns, "Lender"), as lender.

                                   Background

     Borrower desires to obtain a commercial mortgage loan from Lender in the original principal amount of $10,250,000 in lawful money of the United States of America. Lender is willing to make such loan to Borrower on the terms and conditions set forth in this Loan Agreement.

                                    Agreement

     NOW, THEREFORE, in consideration of such loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender agree as follows:

                                   ARTICLE 1
                    DEFINED TERMS AND CONSTRUCTION GUIDELINES

     1.01 Defined Terms. Each defined term used in this Loan Agreement has the meaning given to that term in Article 19 of this Loan Agreement.

     1.02 General Construction. Defined terms used in this Loan Agreement may be used interchangeably in singular or plural form, and pronouns are to be construed to cover all genders. All references to this Loan Agreement or any agreement or instrument referred to in this Loan Agreement shall mean such agreement or instrument as originally executed and as hereafter amended, supplemented, extended, consolidated or restated from time to time. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular subdivision; and the words "Article" and "section" refer to the entire article or section, as applicable and not to any particular subsection or other subdivision. Reference to days for performance means calendar days unless business days are expressly indicated.

     1.03 [Intentionally Deleted]

     1.04 [Intentionally Deleted]

                                   ARTICLE 2
            MAXIMUM LOAN AMOUNT; PAYMENT TERMS; ADVANCES; DEFEASANCE

     2.01 Commitment to Lend.

          (a) Maximum Loan Amount Approved. Subject to the terms and conditions set forth herein, and in reliance on Borrower's representations, warranties and

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covenants  set forth  herein,  Lender  agrees to loan the Maximum Loan Amount to
Borrower. The Loan shall be evidenced by this Loan Agreement and by the Note made by Borrower to the order of Lender and shall bear interest and be paid upon the terms and conditions provided herein.

          (b) Advance of Maximum Loan Amount. On the Closing Date, Lender shall advance the entire Maximum Loan Amount to Borrower.

     2.02 Calculation of Interest.

          (a) Calculation Basis. Interest due on the Loan shall be paid in arrears, calculated based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated.

          (b) Applicable Interest Rate. Interest shall accrue on outstanding principal at the rate of five and forty-six hundredths percent (5.46%) per annum ("Applicable Interest Rate").

          (c) Adjustment for Impositions on Loan Payment. All payments made by Borrower hereunder shall be made free and clear of, and without reduction for, or on account of, any income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings hereafter imposed, levied, collected, withheld or assessed by any government or taxing authority (other than taxes on the overall net income or overall gross receipts of Lender imposed as a result of a present or former connection between Lender and the jurisdiction of the government or taxing authority imposing same provided, that this exclusion shall not apply to a connection arising solely from Lender's having executed, delivered, performed its obligations under, received a payment under, or enforced this Loan Agreement or any other Loan Document). If any such amounts are required to be withheld from amounts payable to Lender, the amounts payable to Lender under the Loan Documents shall be increased to the extent necessary to yield to Lender, after payment of such amounts, interest or any such other amounts payable at the rates or in the amounts specified herein. If any such amounts are payable by Borrower, Borrower shall pay all such amounts by their due date and promptly send Lender a certified copy of an original official receipt showing payment thereof. If Borrower fails to pay such amounts when due or to deliver the required receipt to Lender, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure.

          (d) Increased Costs of Maintaining Interest. If Lender determines that the adoption of any law, regulation, rule or guideline (including, without limitation, any change regarding the imposition or increase in reserve requirements), whether or not having the force of law, does or will have the effect of reducing Lender's rate of return on the Loan, then, from time to time, within five (5) business days after written demand by Lender, Borrower shall pay Lender such additional amount as will compensate Lender for its reduction. In addition, if any law, regulation, rule or guideline hereafter is enacted or modified, whether or not having the force of law, and compliance therewith results in an increase in the cost to Lender (including, without limitation, a reduction in the income received by Lender) in making, funding or maintaining

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interest on the Loan at the rate herein provided, then, within five (5) business days after written demand by Lender, Borrower shall pay Lender the additional amounts necessary to compensate Lender for such increased costs.

          (e) Acceleration. Notwithstanding anything to the contrary contained herein, if Borrower is prohibited by law from paying any amount due to Lender under Section 2.02(c) or (d), Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amounts due hereunder, due and payable within ninety (90) days of Lender's written notice to Borrower. No Prohibited Prepayment Fee shall be due in such event. Lender's delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 2.02(c) or (d) shall not be deemed a waiver or estoppel against the exercise of such right.

     2.03 Payment of Principal and Interest.

          (a) Payment at Closing. If the Loan is funded on a date other than the first (1st) day of a calendar month, Borrower shall pay to Lender at the time of funding of the Loan an interest payment calculated by multiplying (i) the number of days from and including the date of funding to (but excluding) the first
(1st) day of the next calendar month by (ii) a daily rate based on the Applicable Interest Rate and calculated for a 360-day year.

          (b) Payment Dates. Commencing on the first (1st) day of September, 2005 and continuing on the first (1st) day of each and every successive month thereafter (each, a "Payment Due Date"), through and including the Payment Due Date immediately prior to the Maturity Date, Borrower shall pay consecutive monthly payments of principal and interest in the amount of $62,699.35 and any amounts due pursuant to Section 2.02 of this Loan Agreement.

          (c) Maturity Date. On the first (1st) day of September, 2015 ("Maturity Date"), Borrower shall pay the entire outstanding principal balance of the Loan, together with all accrued but unpaid interest thereon and all other amounts due under this Loan Agreement, the Note or any other Loan Document.

     2.04 Payments Generally.

          (a) Delivery of Payments. All payments due to Lender under this Loan Agreement and the other Loan Documents are to be paid in immediately available funds to Lender at Lender's office located at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Accounting Manager, or at such other place as Lender may designate to Borrower in writing from time to time. All amounts due under this Loan Agreement and the other Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever.

          (b) Credit for Payment Receipt. No payment due under this Loan Agreement or any of the other Loan Documents shall be deemed paid to Lender until received by Lender at its designated office on a business day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following business day. Each payment that is paid to Lender in the calendar month in which it is due, but prior to its scheduled Payment Due Date, shall not

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be deemed a prepayment  and shall be deemed to have been received on the Payment
Due Date solely for the purpose of calculating interest due. Where a Payment Due Date falls on a date other than a business day, the Payment Due Date shall be deemed the first business day immediately thereafter.

          (c) Invalidated Payments. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

          (d) Late Charges. If any payment due on a Payment Due Date is not received by Lender in full on or before the fifth (5th) day from and including the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, a late charge would accrue if the full payment is not received on or before the 5th day of the month), Borrower shall pay to Lender, immediately and without demand, a late fee equal to five percent (5%) of such delinquent amount.

          (e) Default Interest Rate. If the Loan is not paid in full on or before the Maturity Date or if the Loan is accelerated following an Event of Default and during the continuance thereof, the interest rate then payable on the Loan shall immediately increase to the Applicable Interest Rate plus five hundred (500) basis points ("Default Rate") and continue to accrue at the Default Rate until full payment is received. At Lender's option, payments due on a Payment Due Date which remain unpaid for more than thirty (30) days shall accrue interest at the Default Rate commencing as of the expiration of such 30 day period. In addition, Lender shall have the right, without acceleration of the Loan, to collect interest at the Default Rate on any payment due hereunder (including, without limitation, late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due. Interest at the Default Rate also shall accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the other Loan Documents until such judgment amount is paid in full.

          (f) Application of Payments. Payments of principal and interest due from Borrower shall be applied first to the payment of late fees, then to Lender advances made to protect the Property or to perform obligations which Borrower failed to perform, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal. If at any time Lender receives less than the full amount due and payable on a Payment Due Date, Lender may apply the amounts received to amounts then due and payable in any manner and in any order determined by Lender, in its sole discretion. Following an Event of Default, Lender may apply all payments to amounts then due in any manner and in any order determined by Lender, in its sole discretion. Lender's acceptance of a payment from Borrower in an amount that is less than the full amount then due and Lender's application of such payments to amounts then due from Borrower shall not constitute or be deemed to constitute a waiver of the unpaid amounts or an accord and satisfaction. No principal amount repaid may be reborrowed.

     2.05 Prepayment Rights.

          (a) Open Date. Borrower acknowledges that Lender is making the Loan to it at the interest rate and upon the other terms herein set forth in reliance

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

upon Borrower's promise to pay the Loan over the full stated term of this Loan Agreement and that Lender may suffer loss or other detriment if Borrower were to prepay all or any portion of the Note prior to its stated Maturity Date. Except as provided in this Section 2.05 and in Section 10.03, Borrower agrees that Borrower has no right to prepay all or any part of the Loan prior to the Maturity Date. At any time on and after the one hundred nineteenth (119th) Payment Due Date (the "Open Date"), Borrower may prepay the Loan in whole, but not in part, provided Borrower pays with such prepayment (a) all accrued interest and all other outstanding amounts then due and unpaid under this Loan Agreement and under the other Loan Documents, and (b) if the prepayment is not made on a Payment Due Date, Borrower pays with such prepayment the full interest amount that would have accrued for the period from the date of prepayment through the day prior to the next Payment Due Date. Lender is not obligated to accept any prepayment unless accompanied by amounts required hereunder.

          (b) Voluntary Defeasance of the Loan.

               (i) Defeasance to Release Property from Security Instrument. Subject to Borrower's compliance with all terms and conditions of this Section 2.05(b) and Section 10.03 below, Borrower may defease the Loan as set forth in
Section 10.03, in the manner hereinafter set forth ("Defeasance") on any Business Day after the Lock-out Period Expiration Date (defined below) and obtain a Release. Once a Defeasance has been completed, the Loan will be secured by a portion of the Defeasance Collateral in an amount equal to the Scheduled Debt Payments due under the Loan, and thereafter the Loan cannot be the subject of any further Defeasance nor prepaid in whole or in part, notwithstanding any provision of this Section 2.05 to the contrary. Once Partial Defeasance has been completed, the applicable Related Loan(s) will be partially secured by the Defeasance Collateral in an amount equal to the Scheduled Debt Payments due under the Defeased Note(s), and thereafter the portion of the applicable Related Loan(s) subject to Partial Defeasance cannot be prepaid in whole or in part, notwithstanding any provision of this Section 2.05 to the contrary. "Lock-out Period Expiration Date" means the earlier to occur of (i) the third (3rd) anniversary of the Closing Date, or (ii) the second (2nd) anniversary of the "startup date" of the REMIC within the meaning of Section 860G(a)(9) of the Tax Code.

               (ii) Conditions to Defeasance. Borrower may cause a Release upon the satisfaction of the following conditions (all as reasonably approved by Lender):

                  (A) no Event or Default shall exist under any of the Loan Documents;

                  (B) not less than forty-five (45) days (but not more than ninety (90) days) prior written notice shall be given to Lender specifying a date (such date being on a Payment Due Date) on which the Defeasance Collateral is to be delivered (the "Release Date");

                  (C) all accrued and unpaid interest and all other sums due under the Note, this Loan Agreement and under the other Loan Documents up to the Release Date including, without limitation, all fees, costs and expenses incurred by Lender and its agents in connection with such Release (including,

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

without limitation, reasonable legal fees and expenses for the review and preparation of the "Defeasance Documents" as described in the Defeasance Pledge Agreement (as defined below) and of the other materials described in Section 2.05(b)(ii)(D) below and any related documentation, and any servicing fees, Rating Agency fees or other costs related to such release), shall be paid in full on or prior to the Release Date;

                  (D) Borrower shall deliver to Lender on or prior to the Release Date:

                    (1) The Defeasance Collateral which meets all requirements of subsection 2.05(b)(iii) below and is owned by Borrower, free and clear of all liens and claims of third-parties.

                    (2) A written certification of an independent certified public accounting firm (reasonably acceptable to Lender), confirming that the Defeasance Collateral will (y) generate amounts sufficient to make all Scheduled Debt Payments as they fall due under the Note, including full payment due on the Note on the Maturity Date and (z) generate amounts sufficient to make Scheduled Debt Payments as they fall due under the Defeased Note(s) including full payment due on such Defeased Note(s) on the maturity date thereof

                    (3) Lender's form of a pledge and security agreements (collectively "Defeasance Pledge Agreement") and financing statements which pledge and create a first priority security interest in the Defeasance Collateral in favor of Lender.

                    (4) Confirmation in writing from Lender's custodian that it has received all of the Defeasance Collateral for the account and benefit of Lender.

                    (5) A written certification from Borrower which confirms that, following Defeasance, Borrower continues to satisfy the "single purpose entity" requirements of this Loan Agreement.

                    (6) Such legal opinions given by Borrower's counsel (which counsel must be reasonably acceptable to Lender) as Lender may require to confirm (i) that the Defeasance Collateral and the proceeds thereof have been validly pledged to Lender, that the Defeasance Pledge Agreement and other Defeasance Documents are enforceable against Borrower (or Successor Borrower) in accordance with the respective terms and Lender has a perfected first priority security interest in the Defeasance Collateral, (ii) in the event of a bankruptcy proceeding or similar occurrence with respect to Borrower or Successor Borrower, none of the Defeasance Collateral nor any proceeds thereof will be property of Borrower's or Successor Borrower's estate under Section 541 of the Bankruptcy Code or any similar statute and the grant of security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law, (iii) the release of the lien of the Security Instrument and the pledge of Defeasance Collateral will not directly or indirectly result in or cause any REMIC that then holds the Note to fail to maintain its status as a REMIC and (iv) the Defeasance will not cause any REMIC to be an investment company under the Investment Company Act of 1940.

                    (7) Forms of all documents necessary to release the Property from the liens created by the Security Instrument and related UCC financing statements (collectively, "Release Instruments"), each in appropriate form required by the state in which the Property is located.

                    (8) Such other certificates, confirmations, documents or instruments as Lender reasonably deems necessary in connection with the Defeasance, including, without limitation, a Rating Confirmation.

                  (E) Borrower shall satisfy the requirements of Section 10.03 hereof.

               (iii) Purchase and Ownership of the Defeasance Collateral. The "Defeasance Collateral" must consist only of non-callable and non-redeemable securities issued, or fully insured as to payment, by the United States of America or such other securities as are permitted at the time of Defeasance by the Tax Code with respect to REMIC collateral substitutions. The Defeasance Collateral also must provide for (A) redemption payments to occur prior, but as close as possible, to all successive Payment Due Dates occurring after the Release Date and (B) deliver redemption proceeds at least equal to (1) in the event of Defeasance of the Loan, the amount of principal and interest due on the Note on each such Payment Due Date including full payment due on the Note on the Maturity Date or (2) in the event of Partial Defeasance, the amount of principal and interest due on the Defeased Note(s) on each such Payment Due Date, including full payment due on the Defeased Note(s) on the maturity date thereof (each are referred to herein as "Scheduled Debt Payments"). The Defeasance Collateral shall be arranged such that redemption payments received from the Defeasance Collateral are paid directly to Lender to be applied on account of the Scheduled Debt Payments. Unless otherwise agreed in writing by Lender, the pledge of the Defeasance Collateral shall be effectuated through the book-entry facilities of a qualified securities intermediary designated by Lender (which may be Lender itself or an Affiliate of Lender if such party qualifies as a securities intermediary) in conformity with all applicable laws.

               (iv) Successor Borrower.  Borrower, at Borrower's expense, has an obligation to designate accommodation borrowers (each a "Successor Borrower") which satisfies Lender's then current requirements for a "single purpose entity" to assume at the time of Defeasance (i) ownership of the Defeasance Collateral relating to the Loan and liability for all of Borrower's obligations under the Defeasance Documents and the other Loan Documents (to the extent liability thereunder survives repayment of the Loan and the Release subject to the terms of the Defeasance Documents) and (ii) ownership of the Defeasance Collateral relating to the Partial Defeasance and liability for all obligations under the Partial Defeasance Documents. Such transfer and assumption shall be evidenced by the Defeasance Documents and Partial Defeasance Documents reasonably satisfactory to Lender, whereupon (a) (subject to satisfaction of all requirements of this Section 2.05(b)) Borrower shall be relieved of all liability in connection with the Loan (except for those obligations which by the express terms of the Defeasance Documents survive payment of the Loan and are not otherwise assumed by Successor Borrower) and (b) Related Borrowers, in the case of Partial Defeasance, shall be partially released from all liability in connection with the Related Loans in the amount equal to the Partial Defeasance Price allocated to each of the Related Loans as set forth in Section 10.03(c) below (except for those obligations which by the terms of the Partial Defeasance Documents survive partial payment of the Related Loans and are not otherwise assumed by Successor Borrower). Notwithstanding any contrary provision in this Loan Agreement, no assumption fee is required upon a transfer of the Loan in accordance with this Section. Lender may require as a condition to Defeasance, such additional legal opinions from Borrower's or Successor Borrower's counsel as Lender reasonably deems necessary to confirm the valid creation and authority of the Successor Borrower (including a nonconsolidation opinion), the assignment and assumption of the Loan, Defeased Note (in the case of a Partial Defeasance) and Defeasance Collateral between Borrower and Successor Borrower, and the enforceability of the assignment documents and of the Defeasance Documents and of the Partial Defeasance Documents as the obligation of Successor Borrower.

               (v) Substitute Notes on Partial Defeasance. With respect to any Partial Defeasance, Borrower shall cause Related Borrowers to execute and deliver to Lender all documents necessary to amend and restate each note evidencing the Related Loans with two substitute notes: one note having a principal balance equal to the defeased portion of each such Related Loan (the "Defeased Note") and one note having a principal balance equal to the undefeased portion of each such Related Loan (the "Undefeased Note"). Only the Undefeased Note may be the subject of a further Defeasance in accordance with the terms of this Section 2.05(b).

               (vi) Defeasance Costs and Expenses. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with Defeasance and Partial Defeasance, which payment is required prior to Lender's issuance of the Release and whether or not Defeasance is completed. Such expenses include, without limitation, the cost incurred by Lender to obtain Rating Confirmation contemplated by Section 2.05(b)(ii)(D)(8), the reasonable fees and disbursements of Lender's legal counsel and a processing fee to cover Lender's administrative costs to process Borrower's Defeasance request. Lender reserves the right to require that Borrower post a deposit to cover costs which Lender reasonably anticipates will be incurred.

          (c) Prohibited Prepayment Prior to Open Date. Except as otherwise set forth in Section 2.05(d), if payment of all or any part of the principal balance of the Loan is tendered by Borrower, a purchaser at foreclosure, a Guarantor, or any other Person prior to the Open Date, whether by reason of acceleration of the Loan or otherwise (a "Prohibited Prepayment"), such tender shall be deemed an attempt to circumvent the prohibition against prepayment set forth in Section 2.05(a) and, at Lender's option, shall be an Event of Default. If a Prohibited Prepayment occurs and is accepted voluntarily or otherwise by Lender, then, in addition to all other rights and remedies available to Lender upon an Event of Default, a Prohibited Prepayment Fee (as defined below) shall be due to compensate Lender for damages suffered as a result of the Prohibited Prepayment, such amount shall be due in addition to the outstanding principal balance, all accrued and unpaid interest and other outstanding amounts due under the Loan Documents. The "Prohibited Prepayment Fee" shall be a prepayment premium equal to :

               (i) three percent (3%) of the outstanding principal balance of Note, plus

               (ii) the Yield Maintenance Premium (as defined below).

The "Yield Maintenance Premium" shall be equal to the greater of (i) one percent (1%) of the outstanding principal balance of the Note or (ii) the excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each Payment Due Date in respect of the Loan for the period from the date of such accepted prepayment to the Maturity Date, including the principal amount of the Loan scheduled to be due on the Maturity Date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the Loan outstanding immediately before such accepted prepayment [i.e., (PV of all future payments) - (principal balance at time of acceleration)]. The foregoing amount shall be calculated by Lender and shall be conclusive and binding on Borrower (absent manifest error).

For purposes hereof, "Index" means the average yield for "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) ("FRB Release"), for the second full week preceding the date of acceleration of the Maturity Date for instruments having a maturity coterminous with the remaining term of the Loan. If the FRB Release is no longer published, Lender shall select a comparable publication to determine the Index. If there is no Index for instruments having a maturity coterminous with the remaining term of the Loan, then the weighted average yield to maturity of the Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

          (d) Prepayment as a Result of a Casualty or Condemnation. Prepayments arising from Lender's application of insurance proceeds upon the occurrence of a Casualty, the application of a condemnation award upon the occurrence of a Condemnation, or as set forth in Section 2.02 (e) may be made prior to the Open Date without being deemed a Prohibited Prepayment and, whenever made, without payment of the Prohibited Prepayment Fee.

          (e) Notice Irrevocable. Notwithstanding any provision of this Loan Agreement to the contrary, Borrower's notice of defeasance in accordance with subsection 2.05(b) above shall be irrevocable, and the principal balance to be prepaid shall be absolutely and unconditionally due and payable on the date specified in such notice.

                                   ARTICLE 3
                                 CASH MANAGEMENT

     3.01 Cash Management System.

     Until the Loan is paid in full, Borrower shall collect and administer revenues from the Property in accordance with the Cash Management System.

                                   ARTICLE 4
                         ESCROW AND RESERVE REQUIREMENTS

     4.01 Creation and Maintenance of Escrows and Reserves.

          (a) Control of Reserve Accounts. On the Closing Date, each of the Reserve Accounts shall be established by Lender. Each Reserve Account required under this Loan Agreement shall be a custodial account established by Lender, and, at Lender's option, funds deposited into a Reserve Account may be commingled with other money held by Lender. Each Reserve Account shall be under the sole dominion and control of Lender, and Borrower shall not have any right to withdraw funds from a Reserve Account. Unless required by the laws of the state which govern this Loan Agreement or otherwise expressly provided in this Loan Agreement, Borrower shall not be entitled to any earnings or interest on funds deposited in the Tax Escrow Account and the Insurance Premium Escrow Account. The Reserve Accounts, other than the Tax Escrow Account and the Insurance Premium Escrow Account, shall be interest-bearing accounts, provided, however, that interest paid or payable with respect to any Reserve Account held by or on behalf of Lender may not be based on the highest rate of interest payable by Lender on deposits and shall not be calculated based on any particular external interest rate or interest rate index, nor shall any such interest reflect the interest rate utilized by Lender to calculate interest payable on deposits held with respect to any particular loan or borrower or class of loans or borrowers, and Lender shall have no liability with respect to the amount of interest paid and/or loss of principal. Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Accounts to the payment of the Debt in any order as determined by Lender in its sole discretion.

          (b) Funds Dedicated to Particular Purpose. Funds held in a Reserve Account are not to be used to fund Reserve Items contemplated by a different Reserve Account, and Borrower may not use and Lender shall have no obligation to apply funds from one Reserve Account to pay for Reserve Items contemplated by another Reserve Account.

          (c) Release of Reserves Upon Payment of Debt. Upon payment in full of the Loan, Lender shall disburse to Borrower all unapplied funds held by Lender in the Reserve Accounts pursuant to this Loan Agreement.

          (d) [Intentionally Deleted]

          (e) No Obligation of Lender. Nothing in this Loan Agreement shall: (i) make Lender responsible for making or completing any Reserve Item; (ii) require Lender to advance, disburse or expend funds in addition to funds then on deposit in the related Reserve Account to make or complete any Reserve Item; or (iii) obligate Lender to demand from Borrower additional sums to make or complete any Reserve Item.

          (f) No Waiver of Default. No disbursements made from a Reserve Account at the time when a Borrower default or Event of Default has occurred and is then continuing shall be deemed a waiver or cure by Lender of that default or Event of Default, nor shall Lender's rights and remedies by prejudiced in any manner thereby.

          (g) Insufficient Amounts in a Reserve Account. Notwithstanding that Lender has the right to require Borrower to pay any deficiency in a Reserve Account if Lender determines that amounts in a Reserve Account are insufficient, the insufficiency of funds in a Reserve Account, or Lender's application of funds in a Reserve Account following an Event of Default other than for funding of the Reserve Items, shall not relieve Borrower from its obligation to perform in full each of its: (i) obligations and covenants under this Loan Agreement;
(ii) agreements or covenants with tenants under the Leases; and (iii) agreements with leasing agents.

     4.02 Tax Escrow.

          (a) Deposits to the Tax Escrow Account. On the Closing Date, Borrower has deposited such amount as is noted on the closing statement relating to the closing of the Loan, to the Tax Escrow Account which is the amount determined by Lender that is necessary to pay when due Borrower's obligation for Taxes upon the due dates established by the appropriate tax or assessing authorities during the next ensuing twelve (12) months, taking into consideration the Monthly Tax Deposits to be collected from the first Payment Due Date to the due date for payment of Taxes. Thereafter, beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Tax Deposit.

          (b) Disbursement from Tax Escrow Account. Provided amounts in the Tax Reserve Account are sufficient to pay the Taxes then due and no Event of Default exists, Lender shall pay the Taxes as they become due on their respective due dates on behalf of Borrower by applying the funds held in the Tax Escrow Account to the payments of Taxes then due. In making any payment of Taxes, Lender may do so according to any bill, statement or estimate obtained from the appropriate public office with respect to Taxes without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.

          (c) Surplus or Deficiency in Tax Escrow Account. If amounts on deposit in the Tax Escrow Account collected for an annual tax period exceed the Taxes actually paid during such tax period, Lender shall, in its discretion, return the excess to Borrower or credit the excess against the payments Borrower is to make to the Tax Escrow Account for the next tax period. If amounts on deposit in the Tax Escrow Account collected for an annual tax period are insufficient to pay the Taxes actually due during such tax period, Lender shall notify Borrower of the deficiency and, within ten (10) business days thereafter, Borrower shall deliver to Lender such deficiency amount. If, however, Borrower receives notice of any such deficiency on a date that is within ten (10) days prior to the date that Taxes are due, Borrower will deposit the deficiency amount within two (2) business day after its receipt of such deficiency notice.

          (d) Changes in Amount of Taxes Due; Changes in the Monthly Tax Deposit. Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes directly from the appropriate taxing authority. If the amount due for Taxes shall increase and Lender reasonably determines that amounts on deposit in the Tax Escrow Account will not be sufficient to pay Taxes due for an annual tax period, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Tax Deposit. Commencing with the Payment Due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Tax Deposit.

     4.03 Insurance Premium Escrow.

          (a) Deposits to Insurance Premium Escrow Account. On the Closing Date, Borrower has deposited such amount as is noted on the closing statement relating to the closing of the Loan to the Insurance Premium Escrow Account which is the amount reasonably determined by Lender that is necessary to pay when due Borrower's obligation for Insurance Premiums during the next ensuing twelve (12) months, taking into consideration the Monthly Insurance Deposits to be collected from the first Payment Due Date to the due date for payment of such Insurance Premiums. Thereafter, beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Insurance Deposit.

          (b) Disbursement from Insurance Premium Escrow Account. Provided amounts in the Insurance Premium Escrow Account are sufficient to pay the Insurance Premiums then due and no Event of Default exists, Lender shall pay the Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying funds held in the Insurance Premium Escrow Account to the payments of Insurance Premiums then due. In making any payment relating to Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer without inquiry into the accuracy of such bill, statement or estimate.

          (c) Surplus or Deficiency in Insurance Premium Escrow Account. If amounts on deposit in the Insurance Premium Escrow Account collected for an annual period exceed the Insurance Premiums actually paid during such period, Lender shall, in its discretion, return such excess to Borrower or credit such excess against the payments Borrower is to make to the Insurance Premium Escrow Account for the next annual period. If amounts on deposit in the Insurance Premium Escrow Account collected for an annual premium period are insufficient to pay the Insurance Premiums actually due during such annual period Lender shall notify Borrower of the deficiency and, within ten (10) business days thereafter, Borrower shall deliver to Lender such deficiency amount. If, however, Borrower receives notice of any such deficiency on a date that is within ten (10) days prior to the date that Insurance Premiums are due, Borrower will deposit the deficiency amount within two (2) business day after its receipt of such deficiency notice.

          (d) Changes in Insurance Premium Amounts; Change in Monthly Deposit Amount. Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for the Insurance Premiums directly from the insurance provider or its agent. If the amount due for Insurance Premiums shall increase and Lender reasonably determines that amounts on deposit in the Insurance Premium Escrow Account will not be sufficient to pay the Insurance Premiums, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Insurance Deposit. Commencing with the Payment Due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Insurance Deposit.

     4.04 [Intentionally Deleted]

     4.05 Replacement Reserve Account.

          (a) Replacement Reserve Generally. Amounts in the Replacement Reserve Account are to be used for the purpose of funding the Replacements, which Borrower covenants and agrees to perform in accordance with the terms of this Loan Agreement.

          (b) Deposits to the Replacement Reserve Account. Beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall pay $3,950 ("Monthly Replacement Reserve Deposit") to Lender as a deposit to the Replacement Reserve Account.

          (c) Disbursements from the Replacement Reserve Account. Lender shall make disbursements from the Replacement Reserve Account upon Borrower's performance, to Lender's satisfaction, of all conditions to disbursement set forth in Article 5 hereof.

          (d) Reassessment of Required Monthly Deposits. Lender may, from time to time based on Lender's inspections of the Property, reassess its estimate of the Monthly Replacement Reserve Deposit and may increase such amount on not less than thirty (30) days written notice to Borrower if Lender reasonably determines that an increase is necessary (i) to fund replacements not listed as part of the Replacements which are advisable to keep the Property in good order, repair and marketable condition, or (ii) to fund the replacement of any major building systems or components (e.g., roof, HVAC system) not listed as part of the Replacements which will reach the end of its useful life within two (2) years of the date of Lender's inspection.

                                   ARTICLE 5
               COMPLETION OF REPAIRS RELATED TO RESERVE ACCOUNTS;
                         CONDITIONS TO RELEASE OF FUNDS

     5.01 Conditions Precedent to Disbursements from Certain Reserve Accounts. The following provisions apply to each request for disbursement from the Replacement Reserve Account:

          (a) Disbursement only for Completed Repairs. Disbursements shall be limited to Reserve Items that are fully completed and paid for in full by Borrower except to the extent permitted under Section 5.01(b) of this Loan Agreement. At no time shall Lender be obligated to pay amounts to Borrower in excess of the current balance in the applicable Reserve Account at the time of disbursement.

          (b) Partial Completion. Lender may agree to disburse funds for Reserve Items prior to completion thereof where (i) the contractor performing such work requires periodic payments pursuant to the terms of its written contract with Borrower and Lender has given its prior written approval to such contract, and
(ii) the cost of the portion of the Reserve Item to be completed under such contract exceeds $10,000.

          (c) Disbursement Request; Maximum Frequency and Amount. Borrower shall submit to Lender a Disbursement Request together with such additional information as Lender may reasonably request in connection with the Disbursement Request at least ten (10) business days prior to the date on which Borrower requests Lender to make a disbursement from a Reserve Account. Unless otherwise agreed to by Lender, Borrower may not submit, and Lender shall not be required to make, more than one (1) disbursement from each Reserve Account during any calendar month. No Disbursement Request shall be made for less than $2,500 or the total cost of the Reserve Items, if less.

          (d) No Existing Event of Default. Lender may refuse to make any disbursement if an Event of Default exists as of the date on which Borrower submits the Disbursement Request or on the date the disbursement is actually to be made.

          (e) Responsible Officer Certificate. Lender must receive a certificate, signed by a Responsible Officer of Borrower (and, at Lender's option, also signed by Borrower's project architect or engineer if the cost of a single Reserve Item or the aggregate amount of the Disbursement Request exceeds $25,000), which certifies that:

               (i) All information stated in the Disbursement Request is true and correct in all material respects, each attachment to the Disbursement Request is correct and complete, and if the attachment is a copy of the original, that it is a true and an accurate reproduction of the original;

               (ii) Each of the Reserve Items to be funded in connection with the Disbursement Request was performed in a good and workmanlike manner and in accordance with all Requirements of Law, and except as otherwise provided herein, has been paid in full by Borrower;

               (iii) [Intentionally Deleted]

               (iv) Subject to Section 5.03, each party that supplied materials, labor or services has been paid in full (for the portion for which disbursement is sought in the case of disbursements authorized in accordance with Section 5.01(b) hereof); and

               (v) In the case of disbursements for materials authorized in accordance with Section 5.01(b) hereof, the materials for which the request are made are on-site at the Property and properly secured or have been installed in the Property.

          (f) Inspection to Confirm Completion. Prior to making any disbursement which exceeds $25,000 in the aggregate or for a single Reserve Item, Lender may require an inspection of the Property, performed at Borrower's expense, to verify completion thereof.

          (g) Absence of Liens. Lender may require that Borrower provide Lender with any or all of the following: (i) a written lien waiver acceptable to Lender from each party to be paid who is to receive payment of $25,000 or more in connection with the Disbursement Request; (ii) a search of title to the Property effective to the date of the disbursement which shows no Liens other than the Permitted Encumbrances; or (iii) if Lender, in its sole and absolute discretion, deems the results of any search required pursuant to subsection (ii) above to be inadequate, an endorsement to the Title Insurance Policy which updates the effective date of such policy to the date of the disbursement and shows no Liens other than the Permitted Encumbrances.

          (h) Payment of Lender's Expenses. Borrower shall pay all reasonable expenses incurred by Lender in processing Borrower's Disbursement Request including, without limitation, any inspection costs (whether performed by Lender or an independent inspector selected by Lender) and reasonable legal fees and expenses.

               (i) Other Items Lender Deems Necessary. Lender shall have received such other evidence as Lender reasonably requests in connection with its confirmation that each Reserve Item to be paid in connection with the Disbursement Request has been completed or performed in accordance with the terms of this Loan Agreement.

     5.02 Waiver of Conditions to Disbursement. No waiver given by Lender of any condition precedent to disbursement from a Reserve Account shall preclude Lender from requiring that such condition be satisfied prior to making any other disbursement from a Reserve Account.

     5.03 Direct Payments to Suppliers and Contractors. Lender, at its option, may make disbursements directly to the supplier or contractor to be paid in connection with the Disbursement Request. Borrower's execution of this Loan Agreement constitutes an irrevocable direction and authorization for Lender to make requested payments directly to the supplier or contractor, notwithstanding any contrary instructions from Borrower or notice from Borrower of a dispute with such supplier or contractor. Each disbursement so made by Lender shall satisfy Lender's obligation under this Loan Agreement. If requested by Borrower any disbursement to any one supplier or contractor which is in excess of $10,000 may be paid directly by Lender to such supplier or contractor.

     5.04 Performance of Reserve Items and Immediate Repairs.

          (a) Performance of Immediate Repairs and Reserve Items. Borrower agrees to commence the Immediate Repairs and each Reserve Item by its required commencement date stated on the applicable Exhibit to this Loan Agreement identifying the Immediate Repairs or such Reserve Item and to pursue completion diligently of the Immediate Repairs and each Reserve Item on or before its respective completion date stated on such Exhibit and, in the absence of a commencement date or completion date being specified, when necessary in order to keep the Property in good order and repair, in a good and marketable condition and as necessary to keep any portion thereof from deteriorating, or in the case of Tenant Improvements, when required under the Leases. Borrower shall complete each Immediate Repair and Reserve Item in a good and workmanlike manner, using only new materials of the same or better quality than that being replaced. All Immediate Repairs and Reserve Items shall be performed in accordance with, and upon completion shall comply with, all Requirements of Law (including without limitation obtaining and maintaining in effect all necessary permits and governmental approvals) and all applicable insurance requirements.

          (b) Contracts. Lender shall have the right, at its option, to approve all contracts or work orders for amounts in excess of $50,000 with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Immediate Repairs and Reserve Items.

          (c) Entry onto Property. In order to perform inspections or, following an Event of Default, to complete Immediate Repairs or Reserve Items which Borrower has failed to perform, Borrower hereby grants Lender and its agents the right, from time to time, to enter onto the Property. Provided that no Event of Default shall have occurred, Lender shall provide Borrower reasonable notice prior to performing any such inspections.

          (d) Lender Remedy for Failure to Perform. In addition to Lender's remedies following an Event of Default, Borrower acknowledges that Lender shall have the right (but not the obligation) to complete or perform the Reserve Items for which amounts have been reserved under this Loan Agreement (or pay the Leasing Commissions as applicable) and for such purpose, Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid in full and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof): (i) to complete or undertake such work in the name of Borrower; (ii) to proceed under existing contracts or to terminate existing contracts (even where a termination penalty may be incurred) and employ such contractors, subcontractors, watchmen, agents, architects and inspectors as Lender determines necessary or desirable for completion of such work; (iii) to make any additions, changes and corrections to the scope of the work as Lender deems necessary or desirable for timely completion; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property or as may be necessary or desirable for completion of such work; (v) to execute all applications and certificates in the name of Borrower which may be required to obtain permits and approvals for such work or completion of such work; (vi) to prosecute and defend all actions or proceedings in connection with the repair or improvements to the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of Borrower's obligations under this Loan Agreement. Lender shall use its best efforts to notify Borrower of any such actions but Lender's failure to do so shall not impair in any respect Lender's right to take such actions. Amounts expended by Lender which exceed amounts held in the Reserve Accounts shall be added to the Maximum Loan Amount, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.

                                   ARTICLE 6
                      LOAN SECURITY AND RELATED OBLIGATIONS

     6.01 Security Instrument and Assignment of Rents and Leases. Payment of the Loan and performance of the Obligations shall be secured, inter alia, by the Security Instrument and the Assignment of Leases and Rents. Borrower shall execute at closing the Security Instrument and the Assignment of Leases and Rents and abide by its obligations thereunder.

     6.02 Assignment of Property Management Contract. Borrower and the Property Manager shall execute at closing the Assignment of the Property Management Contract and abide by their respective obligations thereunder.

     6.03 Assignment of Operating Agreements. As security for payment of the Loan and performance by Borrower of all Obligations, Borrower hereby transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Operating Agreements to Lender for security purposes.

     6.04 Pledge of Property; Grant of Security Interest. As security for payment of the Loan and performance by Borrower of all Obligations, Borrower hereby pledges, assigns, sets over and transfers to Lender, and grants to Lender a continuing security interest in and to: (a) each of the Reserve Accounts and the Operating Account, (b) all funds and monies from time to time deposited or held in each of the Reserve Accounts and the Operating Account, and (c) all interest accrued, if any, with respect to the Reserve Accounts and the Operating Account; provided that Lender shall make disbursements from each of the Reserve Accounts when, as and to the extent required by this Loan Agreement and Borrower may make withdrawals from the Operating Account in accordance with this Loan Agreement. The parties agree that each of the Reserve Accounts and the Operating Account is a "deposit account" within the meaning of Article 9 of the UCC and that this Loan Agreement also constitutes a "security agreement" within the meaning of Article 9 of the UCC. Borrower shall not, without Lender's prior written consent, further pledge, assign, transfer or grant any security interest in any of the Reserve Accounts or in the Operating Account nor permit any Lien to attach thereto, except as may be created in favor of Lender in connection with the Loan.

     6.05 Environmental Indemnity Agreement. Borrower and each Guarantor will be required to execute at closing the Environmental Indemnity and to abide by their obligations thereunder.

     6.06 Guaranty of Borrower Sponsors. Each Guarantor will be required to execute at closing the Guaranty and to abide by its obligations thereunder.

     6.07 [Intentionally Deleted]

                                   ARTICLE 7
                       SINGLE PURPOSE ENTITY REQUIREMENTS

     7.01 Commitment to be a Single Purpose Entity. Borrower represents, warrants and covenants to Lender as follows:

          (a) Borrower is a Single Purpose Entity and will continue to be a Single Purpose Entity at all times until the Loan has been paid in full.

          (b) SPE Equity Owner is a Single Purpose Entity and will continue to be a Single Purpose Entity at all times until the Loan has been paid in full.

          (c) The Organizational Chart attached to this Loan Agreement is true, complete and correct.

          (d)  All  of  the  factual   assumptions   made  in  the   substantive
consolidation opinion delivered by Borrower's counsel to Lender, of even date herewith, are true and correct in all respects.

          (e) The "single purpose entity" provisions included in the organizational documents of Borrower and SPE Equity Owner shall not, without Lender's prior written consent, be amended, rescinded or otherwise revoked until the Loan has been paid in full.

          (f) Prior to the withdrawal or the disassociation of the SPE Equity Owner from Borrower, if Borrower is a limited partnership or limited liability company, Borrower shall immediately appoint a new general partner or managing member whose organizational documents are substantially similar to those of the original SPE Equity Owner and, if an opinion letter pertaining to substantive consolidation was required at closing, deliver a new substantive consolidation opinion letter with respect to the new SPE Equity Owner and its equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred. (The requirements of this subsection shall not be construed to permit a Transfer in violation of Article 10.)

     7.02 Definition of Single Purpose Entity.

          (a) Borrower Criteria. With respect to Borrower, a "Single Purpose Entity" means a corporation, limited partnership or limited liability company which, at all times since its formation and thereafter:

               (i) has not and shall not engage in any business or activity, other than with respect to Borrower, the ownership, operation and maintenance of the Property and activities incidental thereto;

               (ii) has not and shall not, acquire or own any assets other than with respect to Borrower, the Property and such incidental Personal Property as may be necessary for the operation of the Property;

               (iii) if such entity is (A) a limited liability company (other than a single member limited liability company which satisfies the requirements of clause (iv) below), has had and shall have at least one member that satisfies the requirements of Section 7.02(b) below and such member is its managing member, and (B) a limited partnership, all of its general partners have satisfied and shall satisfy the requirements of Section 7.02(b) below;

               (iv) if such entity is a single member limited liability company, such entity shall be (A) formed and organized under Delaware law and otherwise comply with all other Rating Agency criteria for single member limited liability companies (including, without limitation, the inclusion of a "springing member" and delivery of Delaware single member liability company opinions acceptable in all respects to Lender and to the Rating Agencies); and (B) such entity shall have at least one (1) Independent Director on its board of managers; provided however if this Loan becomes part of a securitization and any Rating Agency requires at least two (2) Independent Directors, Borrower shall appoint, or cause the appointment of, a second Independent Director.

               (v) if such entity is a corporation, has had and shall have at least one (1) Independent Director on its board of directors, provided, however, if this Loan becomes part of a Securitization and any Rating Agency requires at least two (2) Independent Directors, Borrower shall appoint, or cause the appointment of, a second Independent Director;

               (vi) has and shall preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization;

               (vii) has not and shall not merge or consolidate with any other Person;

               (viii) has not taken, and shall not take, any action to dissolve, wind-up, terminate or liquidate in whole or in part; to sell, transfer or otherwise dispose of all or .

               (ix) substantially all of its assets; to change its legal structure; transfer or permit the direct or indirect transfer of any partnership, membership or other Equity Interests, as applicable, other than Permitted Transfers; issue additional partnership, membership or other Equity Interests, as applicable; or seek to accomplish any of the foregoing;

               (x) shall not, without the unanimous written consent of all Borrower's partners, members, or shareholders, as applicable, and the written consent of 100% of the members of the board of directors of the SPE Equity Owner or board of managers in the case of a single member limited liability company, including without limitation the Independent Director(s): (A) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute;
(B) seek or consent to the appointment of a receiver, liquidator or any similar official; or (C) make an assignment for the benefit of creditors;

               (xi) has not, and shall not amend or restate its organizational documents if such change would adversely impact the requirements set forth in this Section 7.02;

               (xii) shall not own any subsidiary or make any investment in, any other Person;

               (xiii) shall not commingle its assets with the assets of any other Person;

               (xiv) has not, and shall not, incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation), other than the Loan, the Related Loans and customary unsecured trade payables incurred in the ordinary course of owning and operating the Property provided the same are not evidenced by a promissory note, do not exceed, in the aggregate, at any time a maximum amount of two percent (2%) of the outstanding principal amount of the Loan and are paid within sixty (60) days of the date incurred;

               (xv) shall maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person;

               (xvi) shall only enter into any contract or agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or Guarantor, or any general partner, member, principal or Affiliate thereof, upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties;

               (xvii) shall not maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

               (xviii) except as set forth in the Cross-Collateralization Agreement, shall not assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of another Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

               (xix) shall not make any loans or advances to any other Person;

               (xx) shall fail to file its own tax returns as required under federal and state law except to the extent an Affiliate of Borrower, as the taxpayer for a consolidated taxpayer group of which Borrower is a Member, files such returns and Borrower reconciles and pays its own tax liabilities directly or by reimbursement to such Affiliate;

               (xxi) shall hold itself out to the public as a legal entity separate and distinct from any other Person and conduct its business solely in its own name and shall correct any known misunderstanding regarding its separate identity;

               (xxii) shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

               (xxiii)  shall  allocate  shared  expenses  (including,   without
limitation, shared office space) and use separate stationery, invoices and checks;

               (xxiv) shall pay (or cause the Property Manager to pay on behalf of Borrower from Borrower's funds) its own liabilities (including, without limitation, salaries of its own employees) from its own funds; and

               (xxv)  shall  not  acquire   obligations  or  securities  of  its
partners, members or shareholders, as applicable.

          (b) SPE Equity Owner Criteria. With respect to SPE Equity Owner, a "Single Purpose Entity" means a corporation which, at all times since its formation and thereafter complies in its own right with each of the requirements contained in Section 7.02(a)(i) - (xxiv), except that:

               (i) with respect to Section 7.02(a)(i) the SPE Equity Owner shall not engage in any business or activity other than being the sole managing member or general partner, as the case may be, of the Borrower and owning its Equity Interest in Borrower;

               (ii) with respect to Section 7.02(a)(ii), the SPE Equity Owner has not and shall not acquire or own any assets other than its Equity Interest in Borrower; and

               (iii) with respect to Section 7.02(a)(xiii) the SPE Equity Owner has not and shall not incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation).

                                   ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender that, as of the Closing Date:

     8.01 Organization; Legal Status. Borrower and each SPE Equity Owner are duly organized, validly existing and in good standing under the laws of its state of formation and Borrower; (a) is duly qualified to transact business and is in good standing in the state where the Property is located; and (b) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate and lease the Property and otherwise carry on its business as now conducted and proposed to be conducted. Borrower's correct legal name is set forth on the first page of this Loan Agreement. Borrower is a "registered organization" within the meaning of the UCC and Borrower's organization identification number issued by its state of organization is correctly stated on the signature page to this Loan Agreement.

     8.02 Power; Authorization; Enforceable Obligations. Borrower has full power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents. Borrower has taken all necessary action to authorize the borrowing of the Loan on the terms and conditions of this Loan Agreement and the other Loan Documents, and Borrower has taken all necessary action to authorize the execution and delivery of its performance under the Loan Documents. The officer or representative of Borrower signing the Loan Documents has been duly authorized and empowered to do so. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as may be limited by (a) bankruptcy, insolvency or other similar laws affecting the rights and remedies of creditors' generally, (b) general principles of equity whether enforcement is sought in a proceeding in equity or at law and (c) public policy considerations. Such unenforceability will not render the Loan Documents invalid as a whole or substantially interfere with Lender's practical realization of the principal benefits and/or security provided thereby.

     8.03 No Legal Conflicts. The borrowing of the Loan and Borrower's execution, delivery and performance of its obligations under the Loan Documents will not: (a) violate, conflict with, result in a material default (following notice and/or expiration of the related grace/cure period without cure or both, as applicable) under any agreement or other instrument to which Borrower is a party or by which the Property may be bound or affected, or any Requirements of Law (including, without limitation, usury laws); (b) result in the creation or imposition of any Lien whatsoever upon any of its assets, except the Liens created by the Loan Documents; nor (c) require any authorization or consent from, or any filing with, any Governmental Authority (except for the recordation of the Security Instrument in the appropriate land records in the state where the Property is located and UCC filings relating to the security interest created hereby and by the Security Instrument which are necessary to perfect Lender's security interest in the Property).

     8.04 No Litigation. No action, suit, or proceeding or investigation, judicial, administrative or otherwise (including, without limitation, any reorganization, bankruptcy, insolvency or similar proceeding) currently is pending or, to the best of Borrower's knowledge, threatened or contemplated against or affecting Borrower, SPE Equity Owner, any Guarantor or the Property that has not been disclosed by Borrower in writing to Lender and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     8.05 Business Purpose of Loan. Borrower will use the proceeds of the Loan solely for the purpose of carrying on a business or commercial enterprise and not for personal, family or household purposes.

     8.06 Warranty of Title. Borrower has good, marketable and insurable fee simple title of record to the Property, free and clear of all Liens whatsoever except for the Permitted Encumbrances. The Security Instrument and Assignment of Leases and Rents, when properly recorded in the appropriate recording office, together with the UCC financing statements required to be filed in connection therewith, will create (a) a valid, first priority, perfected lien on the Property subject only to Permitted Encumbrances; and (b) perfected security interests in and to, and perfected assignments as collateral of, all Personal Property (including, without limitation, the Leases), all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances. None of the Permitted Encumbrances, individually or in the aggregate: (a) materially interfere with the benefits of the security intended to be provided by the Security Instrument, (b) materially and adversely affect the value of the Property, or (c) materially and adversely impair the use and operations of the Property. Borrower owns or has rights in all collateral given as security for the Loan, free and clear of any and all Liens except for the Liens created in favor of Lender in connection with the Loan. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the Liens created in favor of Lender in connection with the Loan and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

     8.07 Condition of the Property. The Improvements are structurally sound, in good repair and free in all material respects of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements (including, without limitation, the heating and air conditioning systems, the electrical systems, plumbing systems, and all liquid and solid waste disposal, septic and sewer systems) are in good working order and condition and in compliance with all Requirements of Law. The Property is free from damage caused by fire or other casualty.

     8.08 No Condemnation. No Condemnation proceeding has been commenced or, to the best of Borrower's knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

     8.09 Requirements of Law. To the best of Borrower's knowledge, the Property and its present and contemplated use and occupancy are in full compliance with all Requirements of Law.

     8.10 Operating Permits. Borrower has obtained all licenses, permits, registrations, certificates and other approvals, governmental and otherwise (including, without limitation, zoning, building code, land use and environmental), necessary for the use, occupancy and operation of the Property and the conduct of its business thereat, all of which are in full force and effect as of the date hereof. No event or condition currently exists which could result in the revocation, suspension, or forfeiture thereof.

     8.11 Separate Tax Lot. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of the Property.

     8.12 Flood Zone. Except as otherwise disclosed on the survey of the Property provided to Lender in connection with the Loan, no portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto, as an area having special flood hazards.

     8.13 Adequate Utilities. The Property is adequately served by all utilities required for the current or contemplated use thereof. All water and sewer systems are provided to the Property by public utilities, and the Property has accepted or is equipped to accept such utility services.

     8.14 Public Access. All public roads and streets necessary for access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather, and are physically and legally open for use by the public.

     8.15 Boundaries. Except as may be set forth on the surveys, all of the Improvements lie wholly within the boundaries and building restriction lines of the Property, and no easements or other encumbrances affecting the Property (including, without limitation, the Permitted Encumbrances) encroach upon any of the Improvements. No improvements on adjacent properties encroach upon the Property.

     8.16 Mechanic Liens. No mechanics', materialmen's or similar liens or claims have been, or may be, filed for work, labor or materials affecting the Property which are or may be Liens prior, equal or subordinate to the Security Instrument.

     8.17 Assessments. No unpaid assessments for public improvements or assessments otherwise affecting the Property currently exist or, to the best of Borrower's knowledge, are pending, nor are improvements contemplated to the Property that may result in any such assessments.

     8.18 Insurance. Borrower has obtained and delivered to Lender all insurance policies Lender has required pursuant to Section 9.03 of this Loan Agreement, with all Insurance Premiums prepaid thereunder, reflecting the insurance coverage, amounts and other requirements set forth in this Loan Agreement. Other than the claims set forth on Schedule 8.18, no claims have been made under any of such insurance policies with respect to the Property that would have a Material Adverse Effect, and no party, including Borrower, has done, by act or omission, anything which would impair the coverage of any of such insurance policies.

     8.19 Leases. With respect to the Leases: (a) the Rent Roll certified by Borrower dated as of the Closing Date is true, complete and correct and the Property is not subject to Leases other than the Leases identified on such Rent Roll; (b) Borrower has delivered to Lender complete and accurate copies of all commercial Leases and the standard form of residential lease used with respect to the Property, and no verbal or written agreements exist which terminate, modify or supplement such Leases, except as otherwise disclosed to Lender in writing and acknowledged by Lender; (c) each commercial Lease (other than Leases with a monthly rental rate of $5,000 or less), by its terms, is subordinate to the lien of the Security Instrument or the subject of a separate subordination agreement subordinating such Lease to the lien of the Security Instrument; (d) Borrower is the sole owner of the entire lessor's interest in the Leases and has not assigned, pledged or otherwise transferred the Rents reserved in the Leases (except to Lender); (e) all of the Leases are bona fide, arms-length agreements with tenants unrelated to Borrower; (f) none of the Rents have been collected for more than one (1) month in advance (and for such purpose, a security deposit shall not be deemed rent collected in advance); (g) all security deposits reflected on the Rent Roll have been collected and are being held by Borrower in the full amount reported on the Rent Roll; (h) all work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant; (i) to Borrower's knowledge, no offsets or defenses exist in favor of any tenant to the payment of any portion of the Rents and Borrower has no monetary obligation to any tenant under any Lease; (j) Borrower has not received notice from any tenant challenging the validity or enforceability of any Lease; (k) all payments due from tenants under the Leases are current; (l) to Borrower's knowledge, no tenant under any Lease is in default thereunder, or is a debtor in any bankruptcy, reorganization, insolvency or similar proceeding, or has demonstrated a history of payment problems which suggest financial difficulty; (m) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; and (n) no brokerage commissions, finders fees or similar payment obligations are due and unpaid by Borrower or any Affiliate of Borrower regarding any Lease which have not been disclosed in writing to Lender.

     8.20 Management Agreement. No change in the Property Manager or Property Management Contract has occurred since the date of the most recent information submitted to Lender with respect thereto, other than has been disclosed in writing to Lender.

     8.21 Financial Condition. Borrower currently is solvent and has received reasonably equivalent value for its granting of the Liens in favor of Lender in connection with the Loan. No change has occurred in the financial condition of Borrower, SPE Equity Owner, Guarantor, or any of their respective constituent equity owners, general partners or managing members which would have a Material Adverse Effect, since the date of the most recent financial statements submitted to Lender with respect to each such party, other than has been disclosed in writing to Lender.

     8.22 Taxes. Borrower and SPE Equity Owner have filed all federal, state, county, municipal, and city income tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     8.23 No Foreign Person. Borrower is not a "foreign person" within the meaning of ss.1445(f)(3) of the Tax Code.

     8.24 Federal Regulations. Borrower is not engaged nor will it engage, principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G.

     8.25 Investment Company Act; Other Regulations. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 and the regulations issued thereunder, each as amended. Borrower is not subject to regulations under any federal or state statute or regulation which limits its ability to incur indebtedness.

     8.26 ERISA. (a) Borrower is not and will not be an "employee benefit plan," as defined in ss.3(3) of ERISA, subject to Title I of ERISA, (b) none of the assets of Borrower constitute or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. ss.2510.3-101, (c) Borrower is not and will not be a "governmental plan" within the meaning of ss.3(3) of ERISA, and (d) transactions by or with Borrower are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.

     8.27 No Illegal Activity as Source of Funds. No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity.

     8.28 Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrower, SPE Equity Owner, each Guarantor, the Property Manager, and to the best of Borrower's knowledge, after having made reasonable inquiry (a) each Person owning an interest in Borrower, SPE Equity Owner, a Guarantor, or the Property Manager (if the Property Manager is an Affiliate of Borrower) and (b) each commercial tenant at the Property: (i) is not currently identified on OFAC List, and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Borrower agrees to confirm this representation and warranty in writing on an annual basis if requested by Lender to do so.

     8.29 Brokers and Financial Advisors. Borrower has not dealt with any financial advisor, broker, underwriter, placement agent or finder in connection with the transaction contemplated by this Loan Agreement who may be owed a commission or other compensation which Borrower will not have paid in full as of the Closing Date.

     8.30 Equity Contribution. Borrower has a market equity investment in the Property of not less than $5,690,000.

     8.31 Complete Disclosure; No Change in Facts or Circumstances. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially inaccurate, incomplete or misleading. All information provided in or supplied with the application for Loan, or in satisfaction of the terms thereof, remains true, complete and correct in all material respects, and no adverse change in any condition or fact has occurred that would make any of such information materially inaccurate, incomplete or misleading.

8.32 Survival. The representations and warranties contained in this Article 8 survive for so long as the Loan remains payable and any Obligation remains to be performed.

                                   ARTICLE 9
                               BORROWER COVENANTS

     9.01 Payment of Debt and Performance of Obligations. Borrower shall fully and punctually pay the Loan and perform the Obligations when and as required by the Loan Documents. Borrower may not prepay the Loan except in strict accordance with this Loan Agreement.

     9.02 Payment of Taxes and Other Lienable Charges.

          (a) Payment Obligation. Borrower shall promptly and fully pay by their due date all Taxes and Other Charges now or hereafter assessed or charged against the Property as they become due and payable. Borrower shall promptly cause to be paid and discharged any Lien which may be or become a Lien against the Property (including, without limitation, mechanic's or materialman's liens). Except to the extent sums sufficient to pay Taxes or Other Charges have been deposited with Lender in accordance with this Loan Agreement, Borrower shall furnish to Lender, upon request, evidence satisfactory to Lender that all Taxes and Other Charges have been paid and are not delinquent.

          (b) Right to Contest. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default exists; (ii) such proceeding suspends the collection of such Taxes or Other Charges and the Property will not be in danger of being sold for such unpaid Taxes or Other Charges, or Borrower has paid all of such Taxes or Other Charges under protest; (iii) such proceeding is permitted under and is conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and does not constitute a default thereunder; (iv) if Borrower has not paid the disputed amounts in full under protest, Borrower shall deposit with Lender cash (or other security as may be approved, in writing, by Lender) in an amount Lender deems sufficient to insure the payment of any such Taxes or Other Charges together with interest and penalties thereon, if any, provided that after a Securitization, one hundred twenty-five percent (125%) of the contested amount (plus anticipated penalty and interest) shall be deposited with Lender; (v) Borrower furnishes to Lender all other items reasonably requested by Lender; and (vi) upon a final determination thereof, Borrower promptly pays the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith. Lender may pay over any security held by Lender pursuant to this Section to the claimant entitled thereto at any time when, in Lender's judgment, the entitlement of such claimant is established, and, to the extent the security posted by Borrower with Lender is insufficient to pay the full amount due (including, without limitation, any penalties or interest thereon), Borrower shall be liable for the deficiency. If Lender pays the deficiency (which Lender shall not be obligated to do), the amount paid by Lender shall be added to principal, shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

     9.03 Insurance.

          (a) Insurance Required During the Loan Term. Borrower, at Borrower's expense, shall obtain and maintain during the term of the Loan such insurance coverage (including, without limitation, type, minimum coverage amount, maximum deductible and acceptable exclusions) for Borrower and the Property as Lender deems reasonably necessary considering, among other things, the location and occupancy of the Property and all uses of the Property. Lender reserves the right to periodically review the insurance coverage Lender has required (types, minimum coverage amounts and maximum deductibles) and to increase or otherwise change the required coverage should Lender deem an increase or change to be reasonably necessary under then existing circumstances. Without limiting Lender's rights hereunder in any respect, it shall be deemed reasonable for Lender to require no less coverage than the coverage Lender required to be in place on the Closing Date. Subject to the foregoing, Lender shall require the following insurance coverage to be effective during the term of the Loan, coverage amounts and deductibles to be acceptable to Lender:

               (i) Property Insurance. Casualty insurance must be maintained for the Improvements and all Personal Property insuring against any peril now or hereafter included within the classification "all risks of physical loss" and in an amount at all times sufficient to prevent Borrower or Lender from becoming a co-insurer within the terms of the applicable policies but in any event at all times equal to the full replacement cost (as reasonably determined and adjusted from time to time by Lender) of the Improvements and Personal Property (without taking into account any depreciation and exclusive of excavations, footings and foundations, landscaping and paving), without any exclusions for windstorms. Where any part of the Improvements constitutes a legal non-conforming use under the Requirements of Law, such insurance must include "Ordinance of Law Coverage," with "Time Element," "Loss to the Undamaged Portion of the Building," "Demolition Cost" and "Increased Cost of Construction" endorsements, in the amount of coverage requested by Lender. The policy must name Lender as an insured mortgagee under a standard mortgagee clause. The deductible shall not exceed $50,000.00.

               (ii) Insurance against Acts of Terrorism. The insurance coverage provided under Section 9.03(a)(i) and (vi) in effect as of the Closing Date and during the Loan term must also insure against loss or damage resulting from acts of terrorism or comparable coverage acceptable to Lender in its discretion. The deductible shall not exceed $50,000.00.

               (iii) Boiler and Machinery Insurance. Broad form boiler and machinery insurance (without exclusion for explosion) and systems breakdown coverage must be maintained, covering all steam boilers, pipes, turbines, engines or other pressure vessels, electrical machinery, HVAC equipment, refrigeration equipment and other similar mechanical equipment located in, on or about the Property in such amount per accident equal to the full replacement cost thereof (as reasonably determined and adjusted from time to time by Lender) and also providing coverage against loss of occupancy or use arising from any breakdown thereof. The policy must name Lender as an insured under a standard joint loss clause and provide that all proceeds are to be paid to Lender.

               (iv) Flood Insurance. Flood insurance must be maintained if any portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto as a 100-year flood zone or special hazard area. The required coverage amount shall be the maximum allowable per building under the then-current guidelines published by the Federal Emergency Management Agency or any successor thereto. Such coverage may need to be purchased through excess carriers if the required coverage exceeds the maximum insurance available for the Property under the then-current guidelines published by the Federal Emergency Management Agency or any successor thereto. The policy must name Lender as an insured mortgagee under a standard mortgagee clause.

               (v) Business Interruption. Business interruption insurance must be maintained in an amount sufficient to provide the lost rental income for the Property for a period of not less than 1 year from the date of Casualty, with a 6 month extended period of indemnity (but a minimum of 18 months with a 6 month extended period of indemnity at all times during which the outstanding principal balance of the Note and each promissory note evidencing the Related Loans is greater than $25 million). For purposes of this coverage, "rental income" means the sum of (A) the total, then ascertainable Rents payable under the Leases and
(B) the total ascertainable amount of all other payments to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during the period that any portion of the Property cannot be occupied as a result of the Casualty. The policy must name Lender as a loss payee and provide that all proceeds are to be paid to Lender.

               (vi) Liability Insurance.  Commercial general liability insurance coverage must be maintained, covering bodily injury or death and property damage, including all legal liability to the extent insurable and all court costs, legal fees and expenses, arising out of, or connected with, the possession, use, leasing, operation, maintenance or condition of the Property in such amounts generally required by institutional lenders for properties comparable to the Property but in no event for a combined single limit of less than $2 million and $1 million per occurrence. The required coverage must provide for claims to be made on an occurrence basis. The policy must name Lender as an additional insured. The insurance coverage required under this subsection (vi) may be satisfied by a layering of Commercial General Liability, Umbrella and Excess Liability Policies, but in no event will the Commercial General Liability policy be written for an amount less than $1,000,000 per occurrences and $2,000,000 aggregate for bodily injury and property damage liability. Lender may require umbrella coverage which will be evaluated on a case by case basis.

               (vii) Workers' Compensation Insurance. Workers' compensation insurance must be maintained with respect to all employees employed at the Property, in compliance with the laws of the state in which the Property is located.

               (viii) Earthquake Insurance. If the Property is located in a high earthquake hazard area, earthquake must be maintained in form, amount and with deductibles satisfactory to Lender.

               (ix) Other Coverage.  Without limiting Lender's rights under this
Section 9.03(a), Lender may also require Borrower to maintain builder's risk insurance during any period of construction, renovation or alteration of the Improvements, motor vehicles liability insurance in connection with all owned or non-owned motor vehicles used in connection with the management or maintenance of the Property, "dram shop" or similar coverage if alcoholic beverages are sold at the Property, fidelity bond coverage for employees handling Rents and other income from the Property, environmental insurance, sinkhole coverage and other insurance with respect to the Property or on any replacements or substitutions thereof or additions thereto against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

          (b) Qualified Insurers; Lender's Consent. All insurance must be issued under valid and enforceable policies of insurance acceptable to Lender and issued by one or more domestic primary insurers authorized to issue insurance in the state in which the Property is located. Each insurer must have a minimum investment grade rating of "A-" or better from S & P and/or equivalent ratings from one or more Rating Agencies acceptable to Lender. Lender's approval of insurance coverage at any time is not a representation or warranty concerning the sufficiency of any coverage or the solvency of any insurer, and Lender shall not be responsible for, nor incur any liability for, the insolvency of the insurer or other failure of the insurer to perform.

          (c) Policy Requirements. All policies must be for a term of not less than a year and name Lender as a beneficiary of such coverage as provided in this Section 9.03 or otherwise identified by Lender. Each policy must also contain: (i) an endorsement or provision that permits recovery by Lender notwithstanding the negligent or willful acts or omission of Borrower; (ii) with the exception of the insurance required pursuant to Section 9.03(a)(vii), a waiver of subrogation endorsement as to Lender to the extent available at commercially reasonable rates; (iii) a provision that prohibits cancellation or termination before the expiration date, denial of coverage upon renewal, or material modification without at least thirty (30) days prior written notice to Lender in each instance; and (iv) effective waivers by the insurer of all claims for Insurance Premiums against Lender. If the required insurance coverage is to be provided under a blanket policy covering the Property and other properties and assets not part of the Property, such blanket policy must specify the portion of the total coverage that is allocated to the Property and any sublimit in such blanket policy which is applicable to the Property and shall otherwise comply in all respects with the requirements of this Section 9.03.

          (d) Evidence of Insurance. Borrower must deliver to Lender on or before the Closing Date either (i) the original of each insurance policy required hereunder, (ii) a copy of each original policy certified by the insurance agent to be a true, correct and complete copy of the original; (iii) the insurance binder (Acord Form 25S provided by the insurance carrier) (as well as proof of payment of the premium for the first year); (iv) a certificate of insurance (Acord Form 28 provided by the insurance agent or, where form Acord Form 28 is not available, a certificate of insurance confirms the same rights as are confirmed by form Acord Form 28), or (v) an original letter from the insurance carrier on the primary layer, signed by an officer of such carrier, attaching the form of insurance policy pursuant to which coverage will be provided (and, if applicable, an original letter from each insurance carrier on the excess layers, signed by an officer of each such carrier, agreeing that it is bound to the form of insurance policy delivered by the primary carrier (i.e., agreeing to "follow form" to the primary carrier); and (A) each such letter must set forth the date by which the policy will be delivered to the Lender, which must not be more than sixty (60) days following closing and (B) include as attachments all mortgagee/loss payee/additional insured endorsements. Evidence of the required coverage for the first year of the Loan (as well as proof of payment of the first year's premium) must be delivered to Lender on or before the Closing Date and thereafter not less than fifteen (15) days prior to the expiration date of each policy.

          (e) Lender's Right to Obtain Insurance for Borrower. If Borrower fails to deliver to Lender the evidence of insurance coverage required by this Loan Agreement and does not cure such deficiency within ten (10) business days after Lender's notice of nondelivery, an Event of Default shall be deemed to have occurred (without further cure period or notice) and Lender may procure such insurance at Borrower's expense, without prejudice to Lender's rights upon an Event of Default. All amounts advanced by Lender to procure the required insurance shall be added to principal, secured by the Security Instrument and bear interest at the Default Rate. Lender shall not be responsible for, nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after Borrower's failure to furnish such insurance.

          (f) Additional Insurance. Except for automobile, crime and director and officer insurance, Borrower shall not obtain insurance for the Property in addition to that required by Lender without Lender's prior written consent, which consent will not be unreasonably withheld provided that (i) Lender is named insured on such insurance, (ii) Lender receives evidence of such insurance as required by subsection (d) above, and (iii) such insurance complies with all of the applicable requirements set forth in this Loan Agreement.

     9.04 Obligations upon Condemnation or Casualty. If the Property, or any portion thereof, shall be damaged or destroyed by a Casualty or become subject to any Condemnation, the following shall apply:

          (a) Generally. Borrower shall promptly notify Lender, in writing, of any actual or threatened Condemnation or of any Casualty that damages or renders unusable the Property or any part thereof and, except as otherwise provided below, shall promptly and diligently pursue Borrower's claim for a Condemnation award or insurance proceeds, as applicable. Borrower shall not make any agreement in lieu of Condemnation or accept any Condemnation award without Lender's prior written consent. Borrower shall not accept any settlement of insurance proceeds with respect to a Casualty without Lender's prior written consent. If requested by Lender, Borrower agrees to provide copies to Lender of all notices or filings made or received by Borrower in connection with the Casualty or Condemnation or with respect to collection of the insurance proceeds or Condemnation award, as applicable. Notwithstanding that a Casualty or Condemnation has occurred, or that rights to a Condemnation award or insurance proceeds are pending, Borrower shall continue to pay the Loan at the time and in the manner provided in this Loan Agreement.

          (b) Lender Right to Pursue Claim. Borrower hereby grants Lender the authority, at Lender's option, either: (i) to settle and adjust any claim arising with respect to the Casualty or Condemnation without Borrower's consent, or (ii) to allow Borrower to settle and adjust such claim; provided that, in either case, the insurance proceeds or Condemnation award, as applicable, is paid directly to Lender. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to endorse any agreements, instruments or drafts received in connection with a Casualty or Condemnation. Lender shall use its best efforts to notify Borrower of any such actions but Lender's failure to do so shall not impair in any respect Lender's right to take such actions. If any portion of the insurance proceeds or Condemnation award, as applicable, should be paid directly to Borrower, Borrower shall be deemed to hold such amounts in trust for Lender and shall promptly remit such amounts to Lender. If the Property is sold, through foreclosure or otherwise, prior to the receipt of the Condemnation award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the proceeds of such sale in an amount sufficient to pay the Loan in full. All expenses incurred by Lender in the settlement and collection of amounts paid with respect to a Casualty or Condemnation (including, without limitation, reasonable legal fees and expenses) shall be deducted and reimbursed to Lender from the insurance proceeds or Condemnation award, as applicable, prior to any other application thereof. The insurance proceeds or Condemnation award paid or payable on account of a Casualty or Condemnation, as applicable (including all business interruption insurance proceeds paid as a result of such Casualty or Condemnation), less expenses to be reimbursed to Lender hereunder, is referred to herein as the "Restoration Proceeds."

          (c) Application of Restoration Proceeds; Restoration Obligations. Except as specifically hereafter provided in subsection (d) below, Lender may, in its sole discretion, either (i) apply the Restoration Proceeds to payment of the Loan, whether or not then due and payable, or (ii) hold and release the Restoration Proceeds to Borrower (A) for the costs of Restoration undertaken by Borrower in accordance with this Loan Agreement and (B) to cover any shortfall in Operating Income as a result of such Casualty or Condemnation that is necessary to pay in full the debt service payments due from Borrower on each Payment Due Date and other Operating Expenses falling due during the period until Restoration is completed; provided, however, that Lender shall have no obligation to release Restoration Proceeds to fund amounts contemplated by clause (B) unless (1) Lender is satisfied that Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration and (2) all Operating Expenses to be funded with Restoration Proceeds are approved by Lender. If Lender applies Restoration Proceeds to payment of the Loan and the Loan is still outstanding, interest will continue to accrue and be due on the unpaid principal at the Applicable Interest Rate. If Lender makes the
Restoration Proceeds available to Borrower for Restoration, Borrower shall diligently pursue Restoration so as to restore the Property to at least equal value and substantially the same character as existed immediately prior to such Casualty or Condemnation. All plans and specifications for the Restoration and all contractors, subcontractors and materialmen to be engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to Lender's prior review and approval. Lender may engage, at Borrower's expense, an independent engineer or inspector to assist Lender in its review of the approvals requested of Lender in connection with the Restoration and to periodically inspect the Restoration in progress and upon substantial completion.

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

          (d) Condition to Release of Restoration Proceeds for Restoration. Lender agrees to make the Restoration Proceeds available to Borrower for Restoration as long as:

               (i)  The  Restoration   Proceeds  recovered  are  less  than  the
outstanding principal balance of the Loan.

               (ii) No Event of Default exists.

               (iii) Borrower demonstrates to Lender's satisfaction that the Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration and any shortfalls in Operating Income as a result of such Casualty or Condemnation that are anticipated until Restoration is substantially completed, or, if the Restoration Proceeds are determined by Lender to be insufficient to pay such costs in full, Borrower deposits with Lender, in cash or by a cash equivalent acceptable to Lender, the additional amount estimated by Lender to be necessary to pay the full cost of Restoration ("Restoration Deficiency Deposit").

               (iv) [Intentionally Deleted]

               (v)  Restoration  can be completed  not later than the earlier of
(A) six (6) months prior to the Maturity Date (without taking into consideration any unexercised extension), (B) the earliest date by which completion is required under any Major Lease, (C) the earliest date by which completion is required under the Requirements of Law to preserve the right to rebuild the Improvements as they existed prior to the Casualty or Condemnation or (D) the expiration of Borrower's business interruption insurance.

               (vi) If a Condemnation has occurred, less than 10% of the Land is taken and the land taken is along the perimeter or periphery of the Land, and no portion of the Improvements are taken.

               (vii) If a Casualty has occurred, less than 25% of the total floor area of the Improvements is damaged or rendered unusable by the Casualty and Borrower demonstrates to Lender's satisfaction that a reasonable means of access exists to the Property and within the Improvements unaffected by the Casualty.

               (viii) Borrower demonstrates to Lender's satisfaction that, upon completion of Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all Operating Expenses of the Property, including, without limitation, supporting a Debt Service Coverage Ratio at least equal to the Debt Service Coverage Ratio existing as of the Closing Date.

               (ix) The Property and its use after completion of Restoration will be in compliance with, and permitted under, all Requirements of Law.

          (e) Disbursement Procedure; Holdback. If the Restoration Proceeds will be made available by Lender to Borrower for Restoration and the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this Subsection (e)) is less than $250,000, Lender shall disburse the entire amount of the Restoration Proceeds to Borrower, and Borrower hereby covenants and agrees to use the Restoration Proceeds solely for Restoration performed in accordance with this Loan Agreement. If, however, the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this Subsection (e)) is more than $250,000, Lender may retain the Restoration Proceeds in a non-interest bearing escrow account and make periodic disbursements to Borrower as follows:

               (i) Disbursements for Restoration.

                  (A) Lender will disburse Restoration Proceeds for the costs of Restoration to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (1) all materials installed and work and labor performed in connection with the Restoration have been paid in full (except to the extent that they are to be paid out of the requested disbursement), and (2) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other Liens of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or, in the alternative, fully insured to Lender's reasonable satisfaction by the title company insuring the Lien of the Security Instrument.

                  (B) Lender may limit disbursements to not more than one (1) per month.

                  (C) Lender may hold-back from each requested disbursement an amount equal to the greater of (1) ten percent (10%) of the requested disbursement or (2) the amount which Borrower is permitted to withhold under its contract with the contractor or supplier to be paid with the proceeds of such disbursement (either a "Restoration Holdback"). Amounts held as the Restoration Holdback shall be disbursed once: (1) Lender receives satisfactory evidence that Restoration has been fully completed in accordance with all Requirements of Law;
(2) Lender receives satisfactory evidence that all Restoration costs have been paid in full or will be fully paid from the remaining Restoration Proceeds and the Restoration Holdback; and (3) Lender receives, at Lender's option, a search of title to the Property, effective as of the date on which the Restoration Holdback is to be disbursed, showing no Liens other than the Permitted Encumbrances or an endorsement to its Title Insurance Policy which updates the effective date of such policy to the date on which the Restoration Holdback is to be disbursed and which shows no Liens since the date of recordation of the Security Instrument (other than the Permitted Encumbrances).

                  (D) Notwithstanding subsection (C) above, Lender may release from the Restoration Holdback payments to a contractor or supplier if: (1) Lender receives satisfactory evidence that such contractor has satisfactorily completed its contract with Borrower; (2) such contractor or supplier delivers to Lender an acceptable written waiver of its mechanic's lien, in recordable form; and (3) Borrower provides written consent from the surety company, if any, which has issued a payment or performance bond with respect to such contractor or supplier.

               (ii) Disbursements for Shortfalls in Operating Income. Provided that Lender determines that the Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration, Lender will disburse
Restoration Proceeds not reserved for Restoration to pay the shortfall in Operating Income necessary to pay (A) first, the debt service payments due from Borrower on each Payment Due Date falling due from the date of the Casualty or Condemnation through the date on which Restoration is substantially completed and (B) then, any Operating Expenses approved by Lender. Lender may require satisfactory evidence that Operating Expenses to be paid have been incurred and may issue payments directly to the Person entitled to the payment claimed as an Operating Expense.

               (iii) Restoration Proceeds Deemed Insufficient. If, in Lender's reasonable judgment, at any time during Restoration, the undisbursed portion of the Restoration Proceeds shall not be sufficient (A) to pay the costs remaining for Restoration to be completed or (B) (1) to pay any shortfall in Operating Income needed to pay in full Borrower's debt service payments on the Loan and Operating Expenses anticipated to be incurred during the period of Restoration and (2) Lender deems Borrower's business interruption insurance coverage to be insufficient, Borrower shall deposit the deficiency with Lender, in cash or by a cash equivalent acceptable to Lender (also called a "Restoration Deficiency Deposit"), within ten (10) days after Lender's notice of such deficiency, and no further disbursement of the Restoration Proceeds will be made until such funds are deposited. Amounts held by Lender as the Restoration Deficiency Deposit shall be disbursed in accordance with this Section 9.04.

               (iv) Consequence of Event of Default. Lender shall not be obligated to disburse Restoration Proceeds or amounts from the Restoration Holdback when an Event of Default exists, and upon the occurrence of an Event of Default, any undisbursed portion of the Restoration Proceeds (including the Restoration Deficiency Deposit and the Restoration Holdback) may, at Lender's option, be applied against the Loan, whether or not then due or accelerated, in such order and manner as Lender determines.

               (v) Surplus Restoration Proceeds After Restoration Completion. Any Restoration Proceeds remaining after full payment of Restoration costs and unpaid expenses due to Lender for which Lender is permitted reimbursement under this Section 9.04 shall be released to Borrower provided no Event of Default exists, and Borrower delivers evidence satisfactory to Lender that (i) Restoration has been fully completed in accordance with all Requirements of Law and (ii) the Property is free and clear of all Liens which may be asserted with respect to the Restoration.

     9.05 Inspections and Right of Entry. Lender and its agents may enter the Property upon prior notice to Borrower (notice to be given unless an Event of Default or an emergency exists, as determined by Lender in good faith) to inspect the Property and Borrower's books and records relating to the Property. In making such entry and inspection, Lender agrees to use reasonable efforts to minimize disturbance to Borrower and tenants of the Property. Lender and its agents shall have access, at all reasonable times, to the Property, including, without limitation, all contracts, plans and specifications, permits, licenses and approvals required or obtained in connection with the Property.

     9.06 Leases and Rents.

          (a) Right to Enter into New Leases. Borrower may enter into new Leases for space at the Property and renew or extend existing Leases without Lender's prior written consent provided that each such Lease: (i) is not a Major Lease, and, with respect to residential Leases, is documented using, and does not materially deviate from, the Standard Lease Form; (ii) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed (unless in the case of a renewal or extension, the rent payable during such renewal term, or a formula or other method to compute such rent, has been specified in the original Lease); (iii) is an arms-length transaction with a tenant that is not an Affiliate of Borrower; (iv) will not have a Material Adverse Effect on the value of the Property taken as a whole; and (v) is subordinate to the Security Instrument (other than with respect to residential leases). All proposed Leases that do not satisfy the requirements set forth in this Section require Lender's prior written approval at Borrower's expense (including reasonable legal fees and expenses). Borrower shall promptly deliver to Lender a copy of each Major Lease entered into after the Closing Date, together with written certification from a Responsible Officer which confirms that (x) the copy delivered is a true, complete and correct copy of such Lease and (y) Borrower has satisfied all conditions of this Section. Lender's acceptance of Borrower's certification or a copy of any Lease shall not be deemed a waiver of the requirements of this Section if the Lease is not in compliance herewith.

          (b) Leasing Decisions. Provided no Event of Default exists, so long as the Lease is not a Major Lease (or as a result of any of the following actions to be taken would become a Major Lease and except as otherwise provided in this Subsection, Borrower may, without Lender's prior written consent: (i) amend or supplement any Lease or waive any term thereof (including, without limitation, shortening the lease term, reducing rents, granting rent abatements, or accepting a surrender of all or any portion of the leased space); (ii) cancel or terminate any Lease; (iii) consent to a tenant's assignment of its Lease or subleasing of space; or (iv) amend, supplement, waive or terminate any Lease Guaranty; provided that none of the foregoing actions (taking into account the planned alternative use of the affected space in the case of termination, rent reduction, surrender of space or shortening of term) will have a Material Adverse Effect on the value of the Property taken as a whole and such Lease, as amended, supplemented or waived, is otherwise in compliance with the requirements of Section 9.06(a) hereof. Termination of a Lease (other than a Major Lease) with a tenant who is in default beyond applicable notice and grace/cure periods shall not be considered an action which has a Material Adverse Effect on the value of the Property taken as a whole. Any action with respect to any Lease that does not satisfy the requirements set forth in this
Section 9.06 requires Lender's prior written approval at Borrower's expense (including reasonable legal fees) and Borrower shall promptly deliver to Lender a copy of all instruments documenting such action taken, together with written certification from a Responsible Officer that (x) the copies delivered are true, complete and correct copies of the materials represented thereby and (y) Borrower has satisfied all conditions of this Section 9.06. Lender's acceptance of Borrower's certification or a copy of such Lease materials shall not be deemed a waiver of the requirements of this Section 9.06 if the action taken is not in compliance herewith.

          (c) Observance of Lessor Obligations. Borrower (i) shall observe and perform all obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Loan; (ii) upon Lender's request, shall promptly send copies to

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

Lender of all notices of default which Borrower shall send or receive (or may have sent or received) under any non-residential Lease; (iii) shall enforce in a commercially reasonable manner all of the material terms, covenants and conditions contained in the Leases to be observed or performed by the tenant;
(iv) shall not collect any Rents more than one (1) month in advance (and for this purpose a security deposit shall not be deemed rent collected in advance); and (v) shall not execute any assignment or pledge of the lessor's interest in any of the Leases or the Rents (other than in connection with the Loan).

     9.07 Use of Property. Borrower shall not allow changes in the use of the Property without Lender's prior written consent. Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant or zoning or land use ordinance limiting or defining the uses which may be made of the Property. If use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming portion of the Property to be abandoned without Lender's prior written consent.

     9.08 Maintenance of Property. Borrower shall maintain the Property in a good and safe condition and repair. No portion of the Property shall be removed, demolished or materially altered (except for normal repair or replacement) without Lender's prior written consent. Borrower shall repair or replace in a commercially reasonable manner and timeframe any portion of the Property which may become damaged, worn or dilapidated.

     9.09 Waste. Borrower shall not commit or suffer any waste of the Property or do or permit to be done thereon anything that may in any way impair the value of the Property or invalidate the insurance coverage required hereunder to be maintained by Borrower. Borrower will not, without Lender's prior written consent, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.

     9.10 Compliance with Laws.

          (a) Obligation to Perform. Borrower shall promptly and fully comply with all material Requirements of Law now or hereafter affecting the Property. Borrower shall notify Lender promptly of Borrower's knowledge or receipt of any notice related to a violation of any Requirements of Law or of the commencement of any proceedings or investigations which relate to compliance with Requirements of Law. At Lender's request, Borrower shall provide Lender with copies of all notices, reports or other documents relating to any litigation or governmental investigation relating to Borrower or the Property.

          (b) Right to Contest. With respect to Section 9.10(a), after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Requirements of Law affecting the Property or alleged violation thereof, provided that: (i) no Event of Default exists; (ii) such proceedings shall be permitted under and be conducted in accordance with the Requirements of Law; (iii) the Property will not be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) non-compliance with such Requirement of Law shall not impose any civil, criminal or environmental liability on Lender or Borrower; (v) Borrower deposits with Lender cash (or other security acceptable to Lender) in such amount as Lender deems sufficient to cover loss or damage that may result from Borrower's failure to prevail in such contest, provided that after a Securitization, one hundred twenty-five percent (125%) of the amount estimated by Lender is deposited; (vi) Borrower furnishes to Lender all other items reasonably requested by Lender; and (vii) upon a final determination thereof, Borrower promptly complies with the obligations determined to be applicable.

     9.11 Financial Reports, Books and Records.

          (a) Delivery of Financial Statements. Borrower shall keep adequate books and records of account with respect to its financial condition and the operation of the Property, in accordance with GAAP consistently applied (or such other method which is reasonably acceptable to Lender), and shall furnish the following to Lender, each prepared in such detail as reasonably required by Lender and certified by a Responsible Officer to be true, complete and correct:

               (i) as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, a Rent Roll providing the required information as of the end of such fiscal quarter;

               (ii) as soon as  available,  but in any event  within  forty-five
(45) days after the end of each fiscal quarter, an operating statement for the Property detailing the operating income received, operating expenses incurred, the cost of all Replacements and Tenant Improvements and Leasing Commissions performed or paid during such quarter, and the Debt Service Coverage Ratio as of the end of such fiscal quarter;

               (iii) within forty-five (45) days after the end of each fiscal quarter, a Compliance Certificate;

               (iv) as soon as available, but in any event within one hundred and twenty (120) days after the close of Borrower's fiscal year, (A) a Rent Roll, presented on a basis consistent with the Rent Rolls described above; (B) an annual operating statement for the Property presented on an annual basis consistent with the operating statements described above and certified as true and correct in all material respects by a financial officer of Borrower; (C) an annual unaudited balance sheet and profit and loss statement for Borrower certified as true and correct in all material respects by a financial officer of Borrower; and (D) a statement of change of financial position of Borrower, setting forth in comparative form the figures for the previous fiscal year;

               (v) as soon as available, but in any event at least thirty (30) days prior to the start of each calendar year, an annual operating budget for the Property presented on a monthly basis consistent with the information required in the operating statement described above which budget shall be subject to Lender's approval, which approval shall not be unreasonably withheld (each such budget as approved, the "Approved Budget");

               (vi) upon Lender's request, monthly Rent Roll and operating statements for the Property; and

               (vii) such other financial information or property management information (including, without limitation, copies of Borrower's state and federal tax returns, information on tenants under Leases to the extent such information is available to Borrower, copies of bank account statements from financial institutions where funds owned or controlled by Borrower are maintained, and an accounting of security deposits) as may reasonably be required by Lender from time to time.

          (b) Lender Audit Rights. Lender and its agents have the right, upon prior written notice to Borrower (notice to be given unless an Event of Default exists), to examine the records, books and other papers which reflect upon Borrower's financial condition or pertain to the income, expense and management of the Property and to make copies and abstracts from such materials. Lender also shall have the right, from time to time (but, in the absence of an Event of Default existing, not more than annually) and upon prior notice to Borrower (notice to be given unless an Event of Default exists), to have an independent audit conducted of any of Borrower's financial information. Lender shall pay the cost of such audit unless Lender performed the audit following the occurrence of an Event of Default or if the results of Lender's audit disclose an error by more than ten percent (10%), in which case (and in addition to Lender's other remedies) Borrower shall pay the cost incurred by Lender with respect to such audit upon Lender's demand. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

          (c) Financial Reports from Guarantors and SPE Equity Owner. Borrower shall cause each Guarantor and, at Lender's request, the SPE Equity Owner, to provide to Lender (i) within one hundred twenty (120) days after the close of such party's fiscal year, such party's balance sheet and profit and loss statement (or if such party is an individual, within one hundred twenty (120) days after the close of each calendar year, such party's personal financial statements) in form reasonably satisfactory to Lender and certified by such party to be accurate and complete; and (ii) such additional financial information (including, without limitation, copies of state and federal tax returns) as Lender may reasonably require from time to time and in such detail as reasonably required by Lender.

          (d) Data Delivery Failure. If a Data Delivery Failure occurs, Borrower shall pay Lender, without demand, the applicable Data Delivery Failure Fee on the first Business Day following each occurrence of a Data Delivery Failure. If a Data Delivery Failure occurs on more than two (2) separate occasions during any twelve (12) month period or on more than five (5) separate occasions while the Loan is outstanding, it shall be an immediate Event of Default. The collection of the Data Delivery Failure Fee shall be in addition to Lender's other rights and remedies under the Loan Documents and, until paid, shall be deemed added to the Debt, secured by the Security Instrument and shall bear interest at the Default Rate.

     9.12 Performance of Other Agreements. Borrower shall observe and perform in a timely manner each and every obligation to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property or used in connection with the operation of the Property (including, without limitation, the Operating Agreements). Without limiting the foregoing, Borrower shall (a) give prompt notice to Lender of any notice received by Borrower with respect to any of the Operating Agreements which alleges a default or nonperformance by Borrower thereunder, together with a complete copy of any such notice; (b) enforce, short of termination, performance of the Operating Agreements to be performed or observed, and (c) not terminate or amend, or waive compliance with, any of the Operating Agreements without Lender's prior written consent, except as may be (i) permitted pursuant to the respective terms thereof or (ii) absent the existence of an Event of Default, done in the ordinary course of business. If the absence of an Operating Agreement that has terminated will have a Material Adverse Effect on the value of the Property, Borrower agrees to enter into a new Operating Agreement in replacement of the terminated Operating Agreement, containing terms and
conditions  no  less  favorable  to  Borrower  than  the  terminated   Operating
Agreement. Borrower shall notify Lender if Borrower does not replace the terminated Operating Agreement.

     9.13 Existence; Change of Name; Location as a Registered Organization. Borrower shall continuously maintain (a) its existence and shall not dissolve or permit its dissolution, and (b) its rights and franchises to do business in the state where the Property is located. Borrower shall not change Borrower's name, legal entity, or its location as a registered organization within the meaning of the UCC, without notifying Lender of such change in writing at least thirty (30) days prior to its effective date. The notification requirements set forth in this Section 9.13 are in addition to, and not in limitation of, the requirements of Article 7. Borrower shall pay all costs and expenses incurred by Lender (including, without limitation, reasonable legal fees) in connection with any change described herein.

     9.14 Property Management.

          (a) Borrower shall cause the Property Manager to manage the Property in accordance with management practices customarily employed for properties similar to the Property, as determined by Lender in its reasonable discretion. Lender acknowledges that the Property is currently managed in accordance with such standard. Borrower shall not remove or replace the Property Manager (which, with respect to a Property Manager which is an Affiliate of Borrower, shall be deemed to occur upon a change of Control of the Property Manager) or modify or waive any material terms of the Property Management Contract without Lender's prior written consent and, if requested by Lender, a Rating Confirmation. Upon replacement of the Property Manager, Borrower shall, and shall cause the new manager of the Property to, execute an Assignment of Property Management Contract in form and substance similar to the Assignment of Property Management Contract executed by the Property Manager. Borrower shall comply with all obligations of Borrower under the Assignment of Property Management Contract. The property management fee and all other fees payable under the Property Management Contract shall not exceed 5% of gross revenues.

          (b) Termination of Property Manager. Irrespective of whether an Event of Default has occurred, Borrower agrees that, if Property Manager becomes insolvent, Lender may deliver written notice to Borrower and Property Manager, which notice shall specify in reasonable detail the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or Property Manager within thirty (30) days from receipt of such notice or if Borrower or Property Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period, Lender may direct Borrower to terminate the Property Management Contract and to replace Property Manager with a management company acceptable to Lender.

     9.15 ERISA. Borrower shall not engage in any transaction which would cause any obligation or action taken or to be taken hereunder by Borrower (or the exercise by Lender of any of its rights under any of the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Borrower agrees to deliver to Lender such certifications or other evidence throughout the term of the Loan as requested by Lender in its sole discretion to confirm compliance with Borrower's obligations under this Section 9.15 or to confirm that Borrower's representations and warranties regarding ERISA remain true.

     9.16 Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrower shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargoes and economic sanctions, now or hereafter in effect. Without limiting the foregoing, Borrower shall not take any action, or permit any action to be taken, that would cause Borrower's representations and warranties in Section 8.28 of this Loan Agreement to become untrue or inaccurate at any time during the term of the Loan. Borrower shall notify Lender promptly of Borrower's actual knowledge that the representations and warranties in Section 8.28 of this Loan Agreement may no longer be accurate or that any other violation of the foregoing Requirements of Law has occurred or is being investigated by Governmental Authorities. In connection with such an event, Borrower shall comply with all Requirements of Law and directives of Governmental Authorities and, at Lender's request, provide to Lender copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such event. Borrower shall also reimburse Lender for any expense incurred by Lender in evaluating the effect of such an event on the Loan and Lender's interest in the collateral for the Loan, in obtaining any necessary license from Governmental Authorities as may be necessary for Lender to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to Lender as the result of the existence of such an event and for any penalties or fines imposed upon Lender as a result thereof.

     9.17 [Intentionally Deleted]

     9.18 Net Worth Covenant. Until the Loan is paid in full, Guarantor shall maintain at all times a Net Worth (exclusive of any direct or indirect interest in the Property) at least equal to $45,000,000, and, within ten (10) business days of Lender's request, Borrower shall demonstrate in writing and to Lender's reasonable satisfaction, compliance with this Section.

     9.19 [Intentionally Deleted].

                                   ARTICLE 10
                    NO TRANSFERS OR ENCUMBRANCES; DUE ON SALE

     10.01 Prohibition Against Transfers. Borrower shall not permit any Transfer to be undertaken or cause any Transfer to occur other than a Permitted Transfer. Any Transfer made in violation of this Loan Agreement shall be void.

     10.02 Lender Approval. Lender's decision to approve any Transfer proposed by Borrower shall be made in Lender's sole discretion and Lender shall not be obligated to approve any Transfer. Notwithstanding the foregoing, Lender will not unreasonably withhold its consent one (1) time during the term of the Loan to a transfer or sale (but not a pledge, mortgage, assignment, encumbrance or other transfer as security for an obligation) of the Property and Borrower's obligations under the Loan Documents, provided Borrower satisfies all of the conditions set forth in this Section 10.02. Borrower agrees to supply all information Lender may request to evaluate a Transfer, including, without limitation, information regarding the proposed transferee's ownership structure, financial condition and management experience for comparable properties. Borrower acknowledges that Lender may impose conditions to its approval of a Transfer, including, without limitation, (i) no Event of Default, or an event which with the giving of notice or lapse of time or both could become an Event of Default, has occurred and is continuing, (ii) approval of the proposed transferee's ownership structure, financial condition and management experience for comparable properties, (iii) payment of an assumption fee equal to one percent (1%) of the outstanding principal balance of the Loan, (iv) adding guarantors or changing the scope of the Guaranty, (v) assumption in writing (acceptable to Lender in its sole discretion) by the transferee and a guarantor (which guarantor must be acceptable to Lender in its sole discretion) of all obligations of the transferor and Guarantor under the Loan Documents and execution and delivery of such other documentation as may be required by Lender and the Rating Agencies, (vi) delivery of a new substantive consolidation opinion, a tax opinion and other applicable opinions as required by Lender and the Rating Agencies, (vii) adjusting amounts required for the Reserve Accounts, and (viii) obtaining Rating Confirmations if a Securitization has occurred. Borrower agrees to pay all of Lender's expenses incurred in connection with reviewing and documenting a Transfer (including, without limitation, the costs of obtaining Rating Confirmations if required), which amounts must be paid by Borrower whether or not the proposed Transfer is approved. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

     10.03 Additional Borrower Requirements to Defeasance, Release, and Related Loan Defeasances.

          (a) Right to Release. In the event that the Loan is subject to the Cross-Collateralization Agreement at the time of request, Borrower shall only have the right, to defease the Loan and obtain a release from the Security Instrument, Cross-Collateralization Agreement, Assignment of Leases and Rents and related UCC financing statements (the "Release") upon satisfaction of the conditions to a Release set forth in Section 2.05(b) and as set forth below. Prior to Lender's agreement to a Release, each of the following conditions must be satisfied to Lender's reasonable satisfaction:

               (i) No Event of Default shall have occurred and be continuing under any of the Related Loan Documents.

               (ii) On or before the Release Date, Borrower shall defease the Loan, in accordance with Section 2.05(b), in an amount equal to the Defeasance

Release Price and shall partially defease each of the Related Loans by allocating the Partial Defeasance Price in accordance with Section 10.03(c) below.

               (iii) As of the Release Date, and after giving effect to the Release to occur on such date, the Loan to Value Ratio for the remaining Related Projects is no more than the Loan to Value Ratio on the Closing Date, as determined by Lender.

               (iv) As of the Release Date, and after giving effect to the Release to occur on such date, the Debt Service Coverage Ratio for the remaining Related Projects is at least the amount of the Debt Service Coverage Ratio on the Closing Date, as determined by Lender.

               (v) The Related Projects remaining after the Release continue to be in compliance with all material Requirements of Law (including, without limitation, all zoning and subdivision laws, setback requirements, parking ratio requirements and use requirements).

               (vi) Borrower has delivered to Lender forms of all documents necessary to release the Property from the liens created by the Security Instrument, Assignment of Rents and Leases and related UCC financing statements, each in appropriate form required by the state in which the Property is located and otherwise satisfactory to Lender in all respects.

               (vii) Borrower has obtained a Rating Confirmation.

               (viii) Borrower has delivered a Compliance Certificate along with a certificate from a Responsible Officer certifying that the requirements set forth in this Section 10.03 have been satisfied in all material respects.

               (ix) Borrower has paid or caused to be paid all amounts then due and unpaid under the Loan Documents and Related Loan Documents through (and including) amounts due on the Release Date and in connection with the Release.

               (x) As of the Release Date, the Defeasance Collateral secures the Loan and the Related Loans (after giving effect to the Partial Defeasance) which shall continue to be cross-defaulted and cross-collateralized unless the Rating Agencies require otherwise.

               (xi) Lender shall have received a copy of a deed conveying all of the Borrower's right, title and interest in and to the Property to an entity other than Borrower and any SPE Equity Owner and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records of the appropriate recording office in which the Release Property is located.

          (b) Reimbursement of Lender Expenses. Borrower agrees to pay all of Lender's expenses incurred in connection with reviewing and documenting such Release (including, without limitation, the costs of obtaining Rating Confirmations if required by Lender), which amounts must be paid by Borrower whether or not the proposed Release is approved or executed. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

          (c) Allocation of Partial Defeasance Price. In the event the Loan is subject to the Cross-Collateralization Agreement at the time of the Defeasance request, a portion of the Defeasance Release Price shall be used to partially defease each of the Related Loans (each a "Partial Defeasance") in the amount of the Partial Defeasance Price allocated to each Related Loan on a pro-rata basis by dividing the unpaid principal balance of each Related Loan into the aggregate total of the unpaid principal balance of each of the Related Loans.

          (d) Related Loan Defeasance. In the event the Loan is subject to the Cross-Collateralization Agreement and any of the Related Borrowers elect to fully defease its applicable Related Loan pursuant to the applicable Related Loan Documents, Borrower agrees that it will effectuate a partial defeasance of the Loan pursuant to the terms of such Related Loan Documents.

     10.04 OFAC Compliance; Substantive Consolidation Opinion. Notwithstanding anything to the contrary contained in this Section 10, (a) no transfer (whether or not such transfer shall constitute a Transfer) shall be made to any Person on the OFAC List and (b) in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any Person owning in excess of forty-nine percent (49%) of the ownership interest Borrower or any SPE Equity Owner, Borrower shall, prior to such transfer, deliver a new substantive consolidation opinion letter with respect to the new equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred.

                                   ARTICLE 11
                           EVENTS OF DEFAULT; REMEDIES

     11.01 Events of Default. The occurrence of any one or more of the following events shall, at Lender's option, constitute an "Event of Default" hereunder:

          (a) If any payment of principal and interest is not paid in full on or before the fifth (5th) day from and including the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, an Event of Default occurs if the payment is not received on or before the fifth (5th) day of the month);

          (b) If any monthly payment required to be made to a Reserve Account is not paid in full on or before the fifth (5th) day from and including the Payment Due Date on which such payment is due;

          (c) If unpaid principal, accrued but unpaid interest and all other amounts outstanding under the Loan Documents are not paid in full on or before the Maturity Date;

          (d) If an "Event of Default" as that term is defined under any other Loan Document or Related Loan Document has occurred;

          (e) If the Prohibited Prepayment Fee is not paid in full when required;

          (f) If any representation or warranty made by Borrower, SPE Equity Owner or any Guarantor herein, in the Guaranty, in the Environmental Indemnity or in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection herewith or hereafter, or in connection with any request for consent by Lender made during the term of the Loan shall have been false or misleading in any material respect as of the date made;

          (g) If Borrower, SPE Equity Owner or any Guarantor shall (i) make an assignment for the benefit of creditors; (ii) generally not be paying its debts as they become due; or (iii) admit in writing its inability to pay its debts as they become due;

          (h) If (i) Borrower, SPE Equity Owner or any Guarantor shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors (A) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above by any party other than Lender which
(A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) Borrower, SPE Equity Owner or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;

          (i)  If  any   Guarantor   repudiates   or  revokes  the  Guaranty  or
Environmental Indemnity;

          (j) Any judgment for monetary damages is entered against Borrower, SPE Equity Owner or any Guarantor which, in Lender's sole judgment, (A) has a Material Adverse Effect or (B) is not covered to Lender's satisfaction by collectible insurance proceeds and is not satisfied by Borrower within thirty
(30) days after such judgment is entered, unless such judgment is being diligently contested or appealed by appropriate proceedings;

          (k) If Borrower or SPE Equity Owner violates or fails to comply with any provision of Article 7 of this Loan Agreement (captioned: Single Purpose Entity Requirements);

          (l) If Borrower violates or fails to comply with any of the provisions of Section 9.03 (captioned: Insurance), Section 9.06 (captioned: Leases and Rents), or Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization);

          (m) If a Transfer (other than a Permitted Transfer) shall occur without Lender's prior written consent or in violation of the terms of Lender's consent;

          (n) If Borrower abandons or ceases work on any Replacement or Tenant Improvement for a period of more than twenty (20) days, unless such cessation results from causes beyond the reasonable control of Borrower and Borrower is diligently pursuing reinstitution of such work;

          (o) If a Lien other than a Permitted Encumbrance is filed against the Property, unless such Lien is promptly contested in good faith by Borrower as permitted in accordance with Section 9.02(b);

          (p) If a Data Delivery Failure occurs (i) on two (2) or more occasions during any twelve (12) month period or (ii) on five (5) or more occasions during the term of the Loan;

          (q) [Intentionally Deleted]

          (r) If any of the assumptions contained in any update of the substantive consolidation opinion delivered to Lender in connection with the Loan, or in any additional substantial consolidation opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

          (s) [Intentionally Deleted]

          (t) Except for the specific defaults set forth in this Section 11.01, if any other default occurs hereunder or under any other Loan Document which is not cured (i) in the case of any default which can be cured by the payment of a sum of money, within ten (10) days after written notice from Lender to Borrower, or (ii) in the case of any other default, within thirty (30) days after written notice from Lender to Borrower; provided that if a default under clause (ii) cannot reasonably be cured within such thirty (30) day period and Borrower has responsibly commenced to cure such default promptly upon notice thereof from Lender and thereafter diligently proceeds to cure same, such thirty (30) day period shall be extended for so long as it shall require Borrower, in the exercise of due diligence, to cure such default, but in no event shall the entire cure period be more than ninety (90) days.

     11.02 Remedies. If an Event of Default occurs, Lender may, at its option, and without prior notice or demand, do and hereby is authorized and empowered by Borrower so to do, any or all of the following:

          (a) Acceleration. Lender may declare the entire unpaid principal balance of the Loan to be immediately due and payable. If such acceleration takes place prior to the Open Date, an amount equal to the Prohibited Prepayment Fee shall be added to the balance of the Debt.

          (b) Recovery of Unpaid Sums. Lender may, from time to time, take legal action to recover any sums as the same become due, without regard to whether or not the Loan shall be accelerated and without prejudice to Lender's right thereafter to accelerate the Loan or exercise any other remedy, if such sums remain uncollected.

          (c) Foreclosure. Lender may institute proceedings, judicial or otherwise, for the complete or partial foreclosure of the Security Instrument or the complete or partial sale of the Property under power of sale or under any applicable provision of law. In connection with any such proceeding, Lender may sell the Property as an entirety or in parcels or units and at such times and place (at one or more sales) and upon such terms as it may deem expedient unless prohibited by law from so acting.

          (d) Receiver. Lender may apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without regard for the adequacy of the security for the Debt or a showing of insolvency, fraud or mismanagement on the part of Borrower. Any receiver or other party so appointed has all powers permitted by law which may be necessary or usual in such cases for the protection, possession, control, management and operation of the Property. Borrower hereby consents, to the extent permitted under applicable law, to the appointment of a receiver or trustee of the Property upon Lender's request if an Event of Default has occurred. At Lender's option, such receiver or trustee shall serve without any requirement of posting a bond.

          (e) Recovery of Possession. Lender may enter into or upon the Property, either personally or by its agents, and dispossess and exclude Borrower and its agents and servants therefrom (without liability for trespass, damages or otherwise), and take possession of all books, records and accounts relating to the Property, and Borrower agrees to surrender possession of the Property and all other Property, including without limitation, all documents, books, records and accounts relating to the Property, to Lender upon demand. As a mortgagee-in-possession of the Property, Lender shall have all rights and remedies permitted by law or in equity to a mortgagee-in-possession, including, without limitation, the right to charge Borrower the fair and reasonable rental value for Borrower's use and occupation of any part of the Property that may be occupied or used by Borrower and the right to exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise (including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property).

          (f) UCC Remedies. Lender may exercise with respect to the Property, each right, power or remedy granted to a secured party under the UCC, including, without limitation, (i) the right to take possession of the Property and to take such other measures as Lender deems necessary for the care, protection and preservation of the Property, and (ii) the right to require that Borrower, at its expense, assemble the Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. Lender shall not have any obligation to clean-up or otherwise prepare the Property for sale.

          (g) Apply Funds in Reserve Accounts. Lender may apply any funds then deposited in any or all of the Reserve Accounts and or otherwise held in escrow or reserve by Lender under the Loan Documents (including without limitation Restoration Proceeds) as a credit to the Loan, in such priority and proportion as Lender deems appropriate.

          (h) Insurance Policies. Lender may surrender any or all insurance policies maintained with respect to the Property as required by this Loan Agreement, collect the unearned Insurance Premiums with respect to the Property and apply such sums as a credit on the Loan, in such priority and proportion as Lender deems appropriate. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to surrender such insurance policies and collect such Insurance Premiums.

          (i) [Intentionally Deleted]

          (j) Protection of Lender's Security and Right to Cure. Lender may, without releasing Borrower from any obligation hereunder or waiving the Event of Default, perform the obligation which Borrower failed to perform in such manner and to such extent as Lender deems necessary to protect and preserve the Property and Lender's interest therein, including without limitation (i) appearing in, defending or bringing any action or proceeding with respect to the Property, in Borrower's name or otherwise; (ii) making repairs to the Property or completing improvements or repairs in progress; (iii) hiring and paying legal counsel, accountants, inspectors or consultants; and (iv) paying amounts which Borrower failed to pay. Amounts disbursed by Lender shall be added to the Loan, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.

          (k) Violation of Laws. If the Property is not in compliance with all Requirements of Laws, Lender may impose additional requirements upon Borrower in connection with such Event of Default including, without limitation, monetary reserves or financial equivalents.

     11.03 Cumulative Remedies; No Waiver; Other Security. Lender's remedies under this Loan Agreement are cumulative (whether set forth in this Article 11 or in any other section of this Loan Agreement) with those in the other Loan Documents and otherwise permitted by law or in equity and may be exercised independently, concurrently or successively in Lender's sole discretion and as often as occasion therefor shall arise. Lender's delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right or remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances (except where notice is expressly required by this Loan Agreement to be given) nor constitute Lender's waiver of its right to take any future action in any circumstance without notice or demand. Lender may release security for the Loan, may release any party liable therefor, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Loan, in each case without prejudice to its rights under the Loan Documents and without such action being deemed an accord and satisfaction or a reinstatement of the Loan. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearance granted, to have waived or be estopped from exercising any of its rights or remedies.

     11.04 Enforcement Costs. Borrower shall pay, on written demand by Lender all costs incurred by Lender in (a) collecting any amount payable under the Loan Documents, or (b) enforcing its rights under the Loan Documents, in each case whether or not legal proceedings are commenced or whether legal action is pursued to final judgment. Such fees and expenses include, without limitation, reasonable fees for attorneys, paralegals, law clerks and other hired professionals, a reasonable assessment of the cost of services performed by Lender's default management staff, court fees, costs incurred in connection with pre-trial, trial and appellate level proceedings, including discovery, and costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts incurred by Lender shall be added to principal, shall be immediately due and payable, shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within five (5) days after Lender's written demand for payment, and such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

     11.05 Application of Proceeds. The proceeds from disposition of the Property shall be applied by Lender as a credit to the Loan and to recovery or reimbursement of the costs of enforcement (contemplated by Section 11.04 above) in such priority and proportion as Lender determines appropriate.

                                   ARTICLE 12
                 NONRECOURSE - LIMITATIONS ON PERSONAL LIABILITY

     12.01 Nonrecourse Obligation. Except as otherwise provided in this Article 12, Section 15.05 or expressly stated in any of the other Loan Documents, Lender shall enforce the liability of Borrower to perform and observe the obligations contained in this Loan Agreement and in each other Loan Document only against the Property and other collateral given by Borrower as security for payment of the Loan and performance of Borrower's obligations under the Loan Documents and not against Borrower or any of Borrower's principals, directors, officers or employees. Notwithstanding the foregoing, this Article 12 is not applicable to the Environmental Indemnity or to any Guaranty (except to the extent provided therein) executed in connection herewith.

     12.02 Full Personal Liability. Section 12.01 above shall BECOME NULL AND VOID and the Loan FULLY RECOURSE to Borrower if: (a) the Property or any part thereof becomes an asset in a voluntary bankruptcy or other insolvency proceeding; (b) Borrower or SPE Equity Owner commences a bankruptcy or other insolvency proceeding; (c) an involuntary bankruptcy or other insolvency proceeding is commenced against Borrower or any SPE Equity Owner (by a party other than Lender) but only if Borrower or such SPE Equity Owner has failed to use best efforts to dismiss such proceeding or has consented to such proceeding or (d) if Borrower, any SPE Equity Owner, any Guarantor or any Affiliate or agent of (x) Borrower, (y) any SPE Equity Owner or (z) any Guarantor has acted in concert with, colluded or conspired with any party to cause the filing of any involuntary bankruptcy or other insolvency proceeding.

     12.03 Personal Liability for Certain Losses. Section 12.01 above SHALL NOT APPLY and Borrower shall be PERSONALLY LIABLE for all losses, claims, expenses or other liabilities incurred by Lender arising out of, or attributable to, any of the following:

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

          (a) Fraud or material misrepresentation or failure to disclose a material fact by Borrower or any other party in connection with (i) the application for the Loan or the execution and delivery of the Loan Documents or making of the Loan, (ii) any financial statement or any other material certificate, report or document required to be furnished by Borrower to Lender herewith or hereafter, or (iii) any request for Lender's consent made during the term of the Loan;

          (b) A violation of any provision of Article 10 (captioned: No Transfers or Encumbrances; Due On Sale);

          (c) Failure by Borrower or the SPE Equity Owner to comply with any provision of Article 7 (captioned: Single Purpose Entity Requirements) or
Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization) of the Loan Agreement;

          (d) Misapplication or misappropriation of (i) insurance proceeds or condemnation awards payable to Lender in accordance with the Loan Agreement;
(ii) Rent received by Borrower, (iii) Rent paid in advance by tenants under the Leases; and (iv) tenant security deposits or other refundable deposits held by or on behalf of Borrower in connection with Leases;

          (e) Fees or commissions paid by Borrower, after the occurrence and during the continuance of an Event of Default, to any Guarantor, any Affiliate, or any principal of Borrower, any Guarantor or Affiliate, in violation of the Loan Documents;

          (f) Damage to or loss of all or any part of the Property as a result of waste, gross negligence or willful misconduct by Borrower or its agents;

          (g) Criminal acts of Borrower, any principal of Borrower, or any Affiliate resulting in the seizure, forfeiture or loss of all or any part of the Property;

          (h) Removal of all or any portion of the Personal Property in violation of the Loan Agreement; and

          (i) All amounts contemplated under Section 11.04 and any real estate or other transfer tax incurred to transfer title to the Property in connection with any foreclosure, deed in lieu of foreclosure or non-judicial sale of the Property following the occurrence of an Event of Default.

     12.04 No Impairment. Nothing contained in this Article 12 shall impair, release or otherwise adversely affect: (a) any lien, assignment or security interest created by the Loan Documents; (b) any indemnity, personal guaranty, master lease or similar instrument now or hereafter made in connection with the Loan (including, without limitation, the Environmental Indemnity and Guaranty);
(c) Lender's right to have a receiver or trustee appointed for the Property; (d) Lender's right to name Borrower as a defendant in any foreclosure action or judicial sale under the Security Instrument or other Loan Documents or in any action for specific performance or otherwise to enable Lender to enforce obligations under the Loan Documents or to realize upon Lender's interest in any collateral given to Lender as security for the Loan; or (e) Lender's right to a judgment on the Note against Borrower if necessary to (i) enforce any guaranty or indemnity provided in connection with the Note, (ii) preserve or enforce its rights or remedies against any of the Related Projects or (iii) to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Loan Agreement; provided, however, that any judgment obtained against Borrower shall, except to the extent otherwise expressly provided in this Article 12, be enforceable against Borrower only to the extent of Borrower's interest in the Property and other collateral securing payment of the Loan and performance of Borrower's obligations under the Loan Documents.

     12.05 No Waiver of Certain Rights. Nothing contained in this Article 12 shall be deemed a waiver of any right which Lender may have under the Bankruptcy Code or applicable law to protect and pursue its rights under the Loan Documents including, without limitation, its rights under Sections 506(a) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that the collateral continues to secure all of the indebtedness owing to Lender under Loan Documents.

                                   ARTICLE 13
                                 INDEMNIFICATION

     13.01 Indemnification Against Claims. Borrower shall indemnify, defend, release and hold harmless Lender and each of the other Indemnified Parties from and against any and all Losses directly or indirectly arising out of, or in any way relating to, or as a result of (a) accident, injury to or death of Persons, or loss of, or damage to, property occurring in, on or with respect to the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways or otherwise arising with respect to the use of the Property; (b) failure of the Property to be in compliance with any Requirements of Law; (c) breach or default of Borrower's representations or obligations under Sections 8.27, 8.28 or 9.16 of this Loan Agreement; (d) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge the lessor's agreements contained in any Lease; (e) breach or default under the ERISA obligations set forth in Sections 8.26 and 9.15 of this Loan Agreement (including, without limitation, legal fees and costs incurred in the investigations, defense and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion); or (f) any claim, litigation, investigation or proceeding commenced or threatened relating to any of the foregoing, whether or not Indemnified Party is a party thereto; provided, however, any such indemnity shall not apply to any Indemnified Party to the extent any such Losses arise from Indemnified Party's gross negligence or willful misconduct (collectively, "Indemnified Claims").

     13.02 Duty to Defend. If an Indemnified Party claims indemnification under this Loan Agreement, the Indemnified Party shall promptly notify Borrower of the Indemnified Claim. After notice by any Indemnified Party, Borrower shall defend such Indemnified Party against such Indemnified Claim (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved, in writing, by the Indemnified Party. Notwithstanding the foregoing, any Indemnified Party may, in its sole discretion and at the expense of Borrower, engage its own attorneys and other professionals to defend or assist it if such Indemnified Party determines that the defense as

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

conducted by Borrower is not  proceeding  or being  conducted in a  satisfactory manner or that a conflict of interest exists between any of the parties represented by Borrower's counsel in such action or proceeding. Within five (5) business days of Indemnified Party's demand, Borrower shall pay or, in the sole discretion of the Indemnified Party, reimburse, the Indemnified Party for the payment of Indemnified Party's costs and expenses (including, without limitation, reasonable attorney fees, engineer fees, environmental consultant fees, laboratory fees and the fees of other professionals in connection therewith) in connection with the Indemnified Claim. Payment not made timely shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

                                   ARTICLE 14
                        SUBROGATION; NO USURY VIOLATIONS

     14.01 Subrogation. If the Loan is used to pay, satisfy, discharge, extend or renew any indebtedness secured by a pre-existing mortgage, deed of trust or other Lien encumbering the Property, then to the extent of funds so used, Lender shall automatically, and without further action on its part, be subrogated to all rights, including lien priority, held by the holder of the indebtedness secured by such prior Lien, whether or not the prior Lien is released, and such former rights are not waived but rather are continued in full force and effect in favor of Lender and are merged with the Liens created in favor of Lender as security for payment of the Loan and performance of the Obligations.

     14.02 No Usury. At no time is Borrower required to pay interest on the Loan or on any other payment due hereunder or under any of the other Loan Documents (or to make any other payment deemed by law or by a court of competent jurisdiction to be interest) at a rate which would subject Lender either to civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to pay. If interest (or such other amount deemed to be interest) paid or payable by Borrower is deemed to exceed such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate and thereafter computed at such maximum rate. All previous payments in excess of such maximum rate shall be deemed to have been payments of principal (in inverse order of maturity) and not on account of interest due hereunder. For purposes of determining whether any applicable usury law has been violated, all payments deemed by law or a court of competent jurisdiction to be interest shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread over the full term of the Loan in such manner so that interest is computed at a rate throughout the full term of the Loan which does not exceed the maximum lawful rate of interest.

                                   ARTICLE 15
                         SALE OR SECURITIZATION OF LOAN

     15.01 Splitting the Note. Lender has the right from time to time to sever the Note into one or more separate promissory notes in such denominations as Lender determines in its sole discretion (including the creation of a mezzanine loan secured by a collateral assignment of the Equity Interests in Borrower and SPE Equity Owner), which promissory notes may be included in separate sales or securitizations undertaken by Lender. In conjunction with any such action,

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

Lender may redefine the interest rate and amortization schedule; provided, however: (a) if Lender redefines the interest rate, the initial weighted average of the interest rates contained in the severed promissory notes taken in the aggregate shall equal the Applicable Interest Rate, and (b) if Lender redefines the amortization schedule, the amortization of the severed promissory notes taken in the aggregate shall, require no more amortization to be paid under the Loan than as required under this Loan Agreement and the Note at the time such action was taken by Lender. Subject to the foregoing, each severed promissory note, and the Loan evidenced thereby, shall be upon all of the terms and provisions contained in this Loan Agreement and the Loan Documents which continue in full force and effect, except that Lender may allocate specific collateral given for the Loan as security for performance of specific promissory notes, in each case with or without cross default provisions. Borrower, at Borrower's expense, agrees to cooperate with all reasonable requests of Lender to accomplish the foregoing, including, without limitation, execution and prompt delivery to Lender of a severance agreement and such other documents as Lender shall reasonably require. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to make and execute all documents necessary or desirable to effect the aforesaid severance; provided, however, Lender shall not make or execute any such documents under such power until five (5) days after written notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Borrower's failure to deliver any of the documents requested by Lender hereunder for a period of ten (10) business days after such notice by Lender shall, at Lender's option, constitute an Event of Default hereunder.

     15.02 Lender's Rights to Sell or Securitize. Borrower acknowledges that Lender, and each successor to Lender's interest, may (without prior notice to Borrower or Borrower's prior consent), sell or grant participations in the Loan (or any part thereof), sell or subcontract the servicing rights related to the Loan, Securitize the Loan or include the Loan as part of a Securitization and, in connection therewith, assign Lender's rights hereunder to a securitization trustee. Notwithstanding the foregoing, Lender shall use its best efforts to notify Borrower of any such actions but Lender's failure to do so shall not impair in any respect Lender's right to take such actions. Borrower, at its expense, agrees to cooperate with all reasonable requests of Lender in connection with any of the foregoing including, without limitation, executing any financing statements or other documents deemed necessary by Lender or its transferee to create, perfect or preserve the rights and interest to be acquired by such transferee, provide any updated financial information with appropriate verification through auditors letters, deliver a so called "10b-5" opinion, revised organizational documents and counsel opinions satisfactory to the Rating Agencies, executed amendments to the Loan Documents, and review information contained in a preliminary or final private placement memorandum, prospectus, prospectus supplements or other disclosure document, providing a mortgagor estoppel certificate and such other information about Borrower, SPE Equity Owner, any Guarantor or the Property as Lender may require for Lender's offering materials.

     15.03 Dissemination of Information. Borrower acknowledges that Lender may provide to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, ownership, purchase, participation or Securitization of the Loan, including, without limitation, any Rating Agency and any entity maintaining databases on the underwriting and performance of commercial mortgage loans, any and all information which Lender now has or may hereafter acquire relating to the Loan, the Property, Borrower, SPE Equity Owner or any Guarantor, as Lender determines necessary or desirable and that such information may be included in disclosure documents in connection with a Securitization or syndication of participation interests, including, without limitation, a prospectus, prospectus supplement, offering memorandum, private placement memorandum or similar document (each, a "Disclosure Document") and also may be included in any filing with the Securities and Exchange Commission pursuant to the Securities Act or the Securities Exchange Act. To the fullest extent permitted under applicable law, Borrower irrevocably waives all rights, if any, to prohibit such disclosure, including, without limitation, any right of privacy.

     15.04 Reserves Accounts. If the Loan is made a part of a Securitization, Borrower acknowledges that all funds held by Lender in the Reserve Accounts in accordance with this Loan Agreement or the other Loan Documents shall be deposited in "eligible accounts" at "eligible institutions" or invested in "permitted investments" as then defined and required by the Rating Agencies, and this Loan Agreement will automatically be amended to so provide.

     15.05 Securitization Indemnification. Borrower and each Guarantor agree to provide in connection with each Disclosure Document, an indemnification certificate: (a) certifying that such Disclosure Document has carefully been examined as to all sections relating to Borrower, SPE Equity Owner, Guarantors, Property Manager, their respective Affiliates, the Loan, the Loan Documents and the Property, and any risks or special considerations relating thereto, and that, to the best of such indemnitor's knowledge, such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; (b) indemnifying Lender (and for purposes of this Section 15.05, Lender shall include its officers and directors) and the Affiliate of Lender that (i) has filed the registration statement, if any, relating to the Securitization and/or (ii) which is acting as issuer, depositor, sponsor and/or a similar capacity with respect to the Securitization (any Person described in
(i) or (ii), an "Issuer Person"), and each director and officer of any Issuer Person, and each Person or entity who controls any Issuer Person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act (collectively, "Issuer Group"), and each Person which is acting as an underwriter, manager, placement agent, initial purchaser or similar capacity with respect to the Securitization, each of its directors and officers and each Person who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act which is acting as an underwriter, manager, placement agent, initial purchaser or similar capacity with respect to the Securitization, each of its directors and officers and each Person who controls any such Person within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act (collectively, "Underwriter Group") for any Losses to which Lender, the Issuer Group or the Underwriter Group may become subject insofar as the Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such section or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading (collectively, "Securities Liabilities"); and (c) agreeing to reimburse Lender, the Issuer
Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Issuer Group and the Underwriter Group in investigating or defending the Securities Liabilities; provided, however, that indemnitor will be liable under clauses (b) or (c) above only to the extent that such Securities Liabilities arise out of, or are based upon, any such untrue statement or omission made therein in reliance upon, and in conformity with, information furnished to Lender or any member of the Issuer Group or Underwriter Group by or on behalf of Borrower or a Guarantor in connection with the preparation of the Disclosure Documents or in connection with the underwriting of the Loan, including, without limitation, financial statements of Borrower, SPE Equity Owner or any Guarantor, and operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. This indemnity is in addition to any liability which Borrower may otherwise have and shall be effective whether or not an indemnification certificate described in (a) above is provided and shall be applicable based on information previously provided by or on behalf of Borrower or a Guarantor if the indemnification certificate is not provided.

     15.06 [Intentionally Deleted]

                                   ARTICLE 16
                       BORROW FURTHER ACTS AND ASSURANCES
                      PAYMENT OF SECURITY RECORDING CHARGES

     16.01 Further Acts. Borrower, at Borrower's expense, agrees to take such further actions and execute such further documents as Lender reasonably may request to carry out the intent of the Loan Documents or to establish and protect the rights and remedies created or intended to be created in favor of Lender under the Loan Documents or to protect the value of the Property and Lender's security interest or liens therein. Borrower agrees to pay all filing, registration or recording fees or taxes, and all expenses incident to the preparation, execution, acknowledgement, or filing/recording of the Security Instrument, the Assignment of Leases and Rents, financing statements or any such instrument of further assurance, except where prohibited by law so to do.

     16.02 Replacement Documents. Upon receipt of an affidavit from an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such document, Borrower will issue a replacement original in lieu thereof in the same original principal amount and otherwise on the same terms and conditions as the original.

     16.03 Borrower Estoppel Certificates.

          (a) Borrower Information. Borrower, within ten (10) business days of Lender's written request, shall furnish to Lender or Lender's designee a statement, duly acknowledged and certified by a Responsible Officer, setting forth: (i) the Maximum Loan Amount and the amount of principal advanced as of the certificate date; (ii) the unpaid principal amount of the Loan; (iii) the calculation of the rate of interest accruing on the Loan, including the then Applicable Interest Rate; (iv) the Payment Due Date and the Maturity Date; (v) the date installments of interest and/or principal were last paid; (vi) that, except as provided in such statement, no defaults or events exists which would be an Event of Default with the giving of any applicable notice or the expiration of any applicable grace or cure period or both; (vii) that the Loan Documents are valid, legal and binding obligations and have not been modified or, if modified, giving the particulars of such modification; (viii) whether any offsets or defenses exist against Borrower's obligation to pay the Loan and perform the Obligations and, if any are alleged to exist, a detailed description thereof; (ix) that all Leases are in full force and effect, and for Leases other than residential Leases, have not been modified or if modified, setting forth all modifications; (x) a current Rent Roll for the Property, (xi) the date to which Rents under the Leases have been paid; (xii) whether or not, to the best knowledge of Borrower, any of the tenants under the Leases are in default under the Leases, and, if any of the tenants are in default, setting forth the specific nature of all such defaults; and (xiii) such other matters reasonably requested by Lender and reasonably related to the Leases or the Property.

          (b) Tenant Estoppels. Borrower shall deliver to Lender, promptly upon Lender's written request (but in any event no later than fifteen (15) business days following Lender's request), duly executed estoppel certificates from tenants identified by Lender attesting to such facts regarding a tenant's non-residential Lease as Lender may require, including, without limitation: (i) that the Lease is in full force and effect with no defaults thereunder on the part of any party, and no event exists that would be an event of default thereunder with giving of any applicable notice or the expiration of any applicable grace or cure period or both; (ii), that none of the Rents have been paid more than one month in advance, except as a security deposit; and (iii) that the tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

          (c) Lender Statement of Loan Information. After written request by Borrower not more than twice annually, Lender shall furnish Borrower a statement setting forth: (i) the original Maximum Loan Amount and the amount of principal advanced by Lender as of the certificate date; (ii) the unpaid principal amount of the Loan; (iii) the rate of interest accruing on the Loan, including the then Applicable Interest Rate; and (iv) the balance of amounts held in the Reserve Accounts, if any.

     16.04 Recording Costs. Borrower will pay all transfer taxes, filing, registration, recording or similar fees, and all expenses incident to the preparation, execution, acknowledgment, recording, filing and/or release or discharge of the Note, the Security Instrument and each of the other Loan Documents, and all modifications, extensions, consolidations, or restatements of the same, except where prohibited by law so to do.

     16.05 Publicity. Borrower acknowledges and agrees that Lender may use basic transaction information (including, without limitation, the name of the Borrower and the address of the Property) publicly in press releases or other marketing material.

                                   ARTICLE 17
                                 LENDER CONSENT

     17.01 No Joint Venture; No Third Party Beneficiaries. Borrower and Lender intend that the relationships created hereunder and under each of the other Loan Documents are solely those of borrower and lender. Nothing herein or in any of the other Loan Documents is intended to create, nor shall it be construed as creating anything but a debtor-creditor relationship between Borrower and Lender nor shall they be deemed to confer on anyone other than Lender, and its

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

successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.

     17.02 Lender Approval. Wherever pursuant to a Loan Document (a) Lender exercises any right to approve or disapprove or to grant or withhold consent;
(b) any arrangement or term is to be satisfactory to Lender; (c) a waiver is requested from Lender, or (d) any other decision is to be made by Lender, all shall be made in Lender's sole discretion, unless expressly provided otherwise in such Loan Document. By approving or granting consent, accepting performance from Borrower, or releasing funds from a Reserve Account, Lender shall not be deemed to have warranted or affirmed the sufficiency, completeness, legality or effectiveness of the subject matter or of Borrower's compliance with Requirements of Laws. Notwithstanding any provision under the Loan Documents which provide Lender the opportunity to approve or disapprove any action or decision by Borrower, Lender is not undertaking the performance of any obligation of Borrower under any of the Loan Documents or any of the other documents and agreements in connection with this transaction (including, without limitation, the Leases).

     17.03 Performance at Borrower's Expense. Borrower acknowledges and agrees that in connection with each request by Borrower to: (a) modify or waive any provision of the Loan Documents; (b) release or substitute Property; (c) obtain Lender's approval or consent whenever required by the Loan Documents including, without limitation, review of a Transfer request, matters affecting a Major Lease, improvements or alterations to the Property, and easements or other additions to Permitted Encumbrances; or (d) provide a subordination, non-disturbance and attornment agreement, Lender reserves the right to collect a reasonable review or processing fee from Borrower based on a reasonable estimate of the administrative costs which Lender will incur to connection therewith. Borrower agrees to pay such fee along with all reasonable legal fees and expenses incurred by Lender and the fees required for a Rating Confirmation or approval from the trustee if the Loan has been Securitized, as applicable, irrespective of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower hereunder, shall be deemed a part of the Loan, shall be secured by this Loan Agreement and shall bear interest at the Default Rate if not fully paid within ten (10) business days of written demand for payment.

     17.04 Non-Reliance. Borrower agrees that any diligence or investigation performed by or on behalf of Lender in underwriting or servicing the Loan (including, without limitation, information obtained about the Property the Borrower or its equity investors or affiliates) does not in any respect limit or excuse any of Borrower's representations, warranties, covenants or agreements set forth in this Loan Agreement or any of the other Loan Documents. The fact that Lender has performed diligence does not affect Lender's ability or right to rely fully upon the representations, warranties, covenants and agreements made by Borrower in the Loan Documents or to pursue any available remedy for a breach thereof. If Lender delivers or has delivered to Borrower (or to Borrower's agents, equity investors or representatives) any information obtained or developed by Lender relating to the Loan, the Property or Borrower, Borrower acknowledges and agrees that such information has been delivered for informational purposes only and Lender has no liability of responsibility to Borrower with respect to such information, including, without limitation, the completeness or accuracy of any such information. No due diligence consultant engaged by Lender is or shall be deemed an agent of Lender.

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

                                   ARTICLE 18
                            MISCELLANEOUS PROVISIONS

     18.01 Notices. All notices and other communications under this Loan Agreement are to be in writing and addressed to each party as set forth below. Default or demand notices shall be deemed to have been duly given upon the earlier of: (a) actual receipt; (b) one (1) business day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause (b) and (c) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other; provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties other than the named Borrower and Lender, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this section. Notice addresses are as follows:

Address for Lender:                 GMAC Commercial Mortgage Bank
                                    6955 Union Park Center, Suite 330
                                    Midvale, UT 84047
                                    Attn: President
                                    Fax: 801-567-2681

With a required copy to:            GMAC Commercial Mortgage Bank
                                    200 Witmer Road
                                    Horsham, PA  19044
                                    Attn.:  Servicing Accounting - Manager
                                    Fax:  215-328-3478


Address for Borrower:               Capital Senior Peoria, LLC
                                    14160 Dallas Parkway, Suite 300
                                    Dallas, TX 75254
                                    Attn.: David R. Brickman, Esq.
                                    Fax: 972-770-5666

and                                 Jenkens & Gilchrist, P.C.
                                    1445 Ross Avenue, Suite 3200
                                    Dallas, TX 75202
                                    Attn.: Winston W. Walp II, Esq.
                                    Fax: 214-855-4300

     18.02 Entire Agreement; Modifications; Time of Essence. This Loan Agreement, together with the other Loan Documents, contain the entire agreement between Borrower and Lender relating to the Loan and supersede and replace all prior discussions, representations, communications and agreements (oral or written). If the terms of any of the Loan Documents are in conflict, this Loan
Agreement shall control over all of the other Loan Documents unless otherwise expressly provided in such other Loan Document. No Loan Document shall be modified, supplemented or terminated, nor any provision thereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing. Time is of the essence with respect to all of Borrower's obligations under the Loan Documents.

     18.03 Binding Effect; Joint and Several Obligations. This Loan Agreement and each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether by voluntary action of the parties or by operation of law. (The foregoing does not modify any conditions regulating Transfers.) If Borrower consists of more than one party, each shall be jointly and severally liable to perform the obligations of Borrower under the Loan Documents.

     18.04 Duplicate Originals; Counterparts. This Loan Agreement and each of the other Loan Documents may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Loan Agreement and each of the other Loan Documents (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.

     18.05 Unenforceable Provisions. Any provision of this Loan Agreement or any other Loan Documents which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such holding and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

     18.06 Governing Law. Except as provided to the contrary below, this Loan Agreement and each of the other Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be performed in such state (without regard to principles of conflicts of law applicable under Texas law) and applicable laws of the United States of America; provided, however, that with respect to the provisions hereof which relate to title or the creation, perfection, priority, enforcement or foreclosure of liens on and security interests in or assignments of any of the Property, or as otherwise required by the laws of the state in which such Property is located (the "Property Jurisdiction"), this Loan Agreement and each of the other Loan Documents shall be governed by the laws of the Property Jurisdiction; it being understood that, to the fullest extent permitted by the laws of the Property Jurisdiction, the laws of the State of Texas shall govern the validity and enforceability of this Loan Agreement and each of the other Loan Documents in all instances where the law of the Property Jurisdiction is not specifically made the law applicable to this Loan Agreement and each of the other Loan Documents.

     18.07 Consent to Jurisdiction. Borrower hereby consents and submits to the jurisdiction and venue of any state or federal court sitting in the county and state where the Property encumbered hereby is located with respect to any legal action or proceeding arising with respect to the Loan Documents and waives all objections which it may have to such jurisdiction and venue. Nothing herein

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

shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security for the Loan provided in any of the Loan Documents.

     18.08 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

                                   ARTICLE 19
                              LIST OF DEFINED TERMS

     19.01 Definitions. The following words and phrases shall have the meaning specified below.

          "Affiliate" of any Person means (a) any other Person which, directly or indirectly, is in Control of, is Controlled by or is under common Control with, such Person; (b) any other Person who is a director or officer of (i) such Person, (ii) any subsidiary of such Person, or (iii) any Person described in clause (a) above; or (c) any corporation, limited liability company or partnership which has as a director any Person described in clause (b) above.

          "Applicable Interest Rate" has the meaning set forth in Section 2.02(b) of this Loan Agreement.

          "Approved Budget" has the meaning set forth in Section 9.11(a)(v) of this Loan Agreement.

          "Assignment of Leases and Rents" means the Assignment of Leases and Rents dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's right, title and interest in and to the Leases and the Rents with respect to the Property.

          "Assignment of Property Management Contract" means an Assignment of Property Management Contract and Subordination of Management Fees dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, and acknowledged by Property Manager or as applicable, any other Assignment of Property Management Contract executed pursuant to Section 9.14.

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978 codified as 11 U.S.C. ss.101 et. seq., and the regulations issued thereunder, both as hereafter modified from time to time.

          "Borrower" has the meaning set forth in the introductory paragraph of this Loan Agreement.

          "Business Day" or "business day" means any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New York or

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

Commonwealth of Pennsylvania are closed for a legal holiday or by government directive. When used with respect to the Interest Rate Adjustment Date, "Business Day" shall mean a day on which the banks are open for dealing in foreign currency and exchange in New York City and London.

          "Capital Expenditures" means any hard or soft costs spent to add, improve or expand property, plant and equipment assets (including, without limitation, the Replacements contemplated under the Loan) and/or amounts budgeted for the future for the same purposes.

          "Cash" shall mean the coin or currency of the United States or immediately available federal funds, including such funds delivered by wire transfer.

          "Cash Flow Available for Debt Service" means, for a specified  period,
(a) the Operating Income less (b) Operating Expenses as determined by Lender.

          "Cash Management System" means the cash management system currently employed by the Borrower and Related Borrowers, whereby the Borrower and each respective Related Borrower maintains a separate account in which all revenues generated by the Borrower or each respective Related Borrower are deposited. The Borrower and each respective Related Borrower shall pay said Borrower's and respective Related Borrower's expenses solely from said separate accounts maintained on behalf of the Borrower and each respective Related Borrower. After such payments are made for the applicable billing period, and upon authorization from the Borrower and respective Related Borrower, all remaining cash in such accounts shall be distributed ultimately to Capital Senior Living Corporation, a Delaware corporation ("CSLC"), to hold for the account of the Borrower or such respective Related Borrower, as the case may be. It is the intention of the Borrower, the Related Borrowers and CSLC that at all times the monies disbursed to and held by CSLC (other than monies due and payable to CSLC or its affiliates under invoice issued by such party) are held on account for and remain the property of the Borrower or the respective Related Borrower.

          "Casualty" means the occurrence of damage or destruction to the Property, or any part thereof, by fire, flood, vandalism, windstorm, hurricane, earthquake, acts of terrorism or any other casualty.

          "Closing Date" means July 18, 2005.

          "Compliance Certificate" means a compliance certificate substantially in the form of Exhibit A hereto, signed by a Responsible Officer of Borrower.

          "Condemnation" means the taking by any Governmental Authority of the Property or any part thereof through eminent domain or otherwise (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking).

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, beneficial interests, by contract or otherwise. The definition is to be construed to apply equally to variations of the word "Control" including "Controlled," "Controlling" or "Controlled by."


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

          "Cross-Collateralization Agreement" means the Cross-Collateralization, Cross-Default and Mortgage Modification Agreement dated as of the Closing Date by and between Borrower and Lender.

          "Data Delivery Failure" means, without reference to any cure period under Article 11, each instance that any of the following occur: (a) failure to deliver any of the reports, information, statements or other materials required under Section 9.11 within five (5) business days after written notice from Lender, (b) failure to provide the Compliance Certificate within five (5) business days after written notice from Lender, or (c) failure to permit Lender or its representatives to inspect or copy books and records within two (2) business days of Lender's written request.

          "Data Delivery Failure Fee" means an amount of Five Thousand and 00/100 Dollars ($5,000.00) for the first failure, Ten Thousand and 00/100 Dollars ($10,000.00) for the second failure, Twenty-Five Thousand and 00/100 Dollars ($25,000.00) for the third failure and each failure thereafter.

          "Debt" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts due under the Loan Documents. The terms "Debt" and "Loan" have the same meaning whenever used in the Loan Documents.

          "Debt Service Coverage Ratio" means, as to a specific period, the ratio of (a) the Cash Flow Available for Debt Service, to (b) the principal and interest that would be due and payable under the Note based on the then current Applicable Interest Rate.

          "Default Rate" has the meaning set forth in Section 2.04(e) of this Loan Agreement.

          "Defeasance" has the meaning set forth in Section 2.05(b)(i) of this Loan Agreement

          "Defeasance   Collateral"   has  the  meaning  set  forth  in  Section
2.05(b)(iii) of this Loan Agreement

          "Defeasance Documents" shall have the meaning ascribed to such term in the Defeasance Pledge Agreement.

          "Defeasance Pledge Agreement" has the meaning set forth in Section 2.05(b)(ii) of this Loan Agreement.

          "Defeasance Release Price" means one hundred percent (100%) of the Scheduled Debt Payments under the Loan unless the Loan is still subject to the Cross-Collateralization Agreement in which event it shall mean one hundred twenty percent (120%) of the Scheduled Debt Payments under the Loan.

          "Defeased Note" has the meaning set forth in Section 2.05(b)(v) of this Loan Agreement.

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

          "Disbursement Request" means a written request substantially in the form of Exhibit B from Borrower delivered to Lender, signed by a Responsible Officer of Borrower and requesting Lender to disburse funds from a Reserve Account. Each Disbursement Request shall describe in reasonable detail the use of the funds requested by the Disbursement Request and shall have attached to it, as applicable: (a) the original invoices for all items or materials purchased or services performed which are to be funded by the Disbursement Request, and (b) copies of all permits, licenses and approvals, if any, by any Governmental Authority confirming completion of the Reserve Items. If an original invoice is not available, Borrower shall be required to evidence, to Lender's reasonable satisfaction, the amounts expended for which reimbursement is requested.

          "Disclosure Documents" has the meaning set forth in Section 15.03 of this Loan Agreement.

          "Environmental Indemnity" means the Environmental Indemnity Agreement dated as of the Closing Date from Borrower and the other "Indemnitors" named therein to Lender.

          "Equity Interests" means (a) partnership interests (whether general or limited) in an entity which is a partnership; (b) membership interests in an entity which is a limited liability company; or (c) the shares or stock interests in an entity which is a corporation.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and the regulations issued thereunder, all as amended or restated from time to time.

          "Event of Default" means any of the events specified in Section 11.01 of this Loan Agreement.

          "FRB Release" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.

          "Guarantor" means the Persons, individually or collectively as the context requires, who are executing the Guaranty as guarantors and the Environmental Indemnity as indemnitors. Guarantors are jointly and severally liable for their obligations under such agreements.

          "Guaranty" means the Guaranty (Exceptions to Nonrecourse Liability) dated as of the Closing Date from Guarantor to Lender.

          "Immediate Repairs" means the repairs or improvements to the Property identified on Exhibit C hereto.

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

          "Improvements" has the meaning set forth in the Security Instrument.

          "Indemnified Claim" means the basis for the Indemnified Party's claim for indemnification under Article 13 hereof.

          "Indemnified Parties" means Lender, together with its successors and assigns, which shall include, without limitation, any owner or prior owner or holder of the Note, any servicer of the Loan, any investor, or holder of a full or partial interest in the Loan, any receiver or other fiduciary appointed in a foreclosure or other proceeding under any Requirements of Law regarding creditors' rights, any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates of any and all of the foregoing, in all cases whether during the term of the Loan or as part of, or following, a foreclosure of the Security Instrument.

          "Independent Director" means an individual who shall not have been at the time of such individual's initial appointment, and may not have been at any time during the preceding five years, and shall not be at any time while serving as an Independent Director of the SPE Equity Owner or Borrower if a single member limited liability company or, if applicable, either (a) a shareholder of, or an officer, director (other than his or her service as an Independent Manager (as such term is defined in Borrower's Limited Liability Company Agreement) or similar independent entity for certain Affiliates of Borrower), partner or employee of, Borrower or SPE Equity Owner or any of their respective shareholders, partners, members, subsidiaries or Affiliates, (b) a customer of, or supplier to, Borrower or SPE Equity Owner or any of their respective shareholders, partners, members, subsidiaries or Affiliates (other than his or her service as an Independent Manager or similar independent entity for the Affiliates of Borrower listed in (a) above), (c) a person or other entity Controlling or under common Control with any such shareholder, officer, director, partner, member, employee, supplier or customer, or (d) a member of the immediate family of any such shareholder, officer, director, partner, member, employee, supplier or customer.

          "Index" has the meaning set forth in Section 2.05(c).

          "Insurance Premiums" means the premiums for the insurance Borrower is required to provide pursuant to Section 9.03 of this Loan Agreement.

          "Insurance Premium Escrow Account" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Insurance Premiums paid on the Closing Date and the Monthly Insurance Deposits will be held.

          "Issuer Group" has the meaning set forth in Section 15.05 of this Loan Agreement.

          "Issuer Person" has the meaning set forth in Section 15.05 of this Loan Agreement.

          "Land" has the meaning set forth in the Security Instrument.

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

          "Large Loan Statements" has the meaning provided in Section 15.06 of this Loan Agreement.

          "Lease" has the meaning set forth in the Security Instrument.

          "Lease Guaranty" has the meaning set forth in the Security Instrument.

          "Leasing Commissions" means leasing commissions incurred by Borrower in connection with the leasing of the Property or any portion thereof (including any so-called "override" leasing commissions which may be due to any leasing or rental agent engaged by Borrower for the Property if an agent other than such agent also is entitled to a leasing commission, but excluding commissions due any principal, member, general partner or shareholder of Borrower or any Affiliate of Borrower).

          "Lender" has the meaning in the introductory paragraph of this Loan Agreement.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing and a mechanics' or materialman's lien).

          "Loan" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts due under the Loan Documents. The terms "Loan" and "Debt" have the same meaning whenever used in the Loan Documents.

          "Liquidity" means cash and unencumbered, marketable securities.

          "Loan Agreement" means this Loan Agreement.

          "Loan Documents" means, collectively, this Loan Agreement, the Note, the Security Instrument, the Assignment of Leases and Rents, the Assignment of Property Management Contract, the Environmental Indemnity, the Guaranty, the Cross-Collateralization Agreement, and any and all other documents and agreements executed in connection with the Loan, as each such agreement may be modified, supplemented, consolidated, extended or reinstated from time to time.

          "Loan to Value Ratio" means with respect to the specified period, the ratio obtained by dividing (a) the Maximum Loan Amount, by (b) either, as selected in Lender's discretion, the "as-is" or "as-stabilized" value of the Property as set forth in the appraisal obtained by Lender in connection with its underwriting of the Loan or any update thereto, whichever is most recent; provided however, that should the Operating Income or market rents for the Property as underwritten by Lender change by ten percent (10%) or more during the period in question, Lender may obtain a new appraisal at Borrower's expense.


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

          "Lock-out Period Expiration Date" has the meaning set forth in Section 2.05(b)(i) of this Loan Agreement.

          "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities and liabilities under federal and state securities laws), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind or nature (including without limitation reasonable legal fees and other costs of defense).

          "Major Lease" means any commercial Lease.

          "Material Adverse Effect" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event, act, condition circumstances, whether or not related, in Lender's reasonable judgment, a material adverse change in, or a materially adverse effect upon (a) the business, operations, or financial condition of Borrower or Guarantor; (b) the ability of Borrower or Guarantor to perform its obligations under any Loan Document to which it is a party; (c) the value or condition of the Property; (d) compliance of the Property with any Requirements of Law; (e) the validity, priority or enforceability of any Loan Document or the liens, rights (including, without limitation, recourse against the Property) or remedies of Lender hereunder or thereunder; or (f) the occupancy rate of the Property.

          "Maturity Date" has the meaning set forth in Section 2.03(c) of this Loan Agreement.

          "Maximum Loan Amount" means the maximum principal amount of $10,250,000.00, in lawful money of the United States of America, to be advanced to Borrower pursuant to this Loan Agreement. Reference in the Loan Agreement to "Maximum Loan Amount" mean the maximum principal amount, irrespective of actual principal amount outstanding or actually advanced to Borrower during the term of the Loan.

          "Monthly Insurance Deposit" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve (12) months, subject to adjustment as set forth in Section 4.03(d) of this Loan Agreement.

          "Monthly  Replacement  Reserve  Deposit"  has the meaning set forth in
Section  4.05(b) of this Loan  Agreement,  subject to adjustment as set forth in
Section 4.05(d).

          "Monthly Tax Deposit" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months, subject to adjustment as set forth in Section 4.02(d) of this Loan Agreement.

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

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

          "Net Worth" means, as of a given date, a Person's equity calculated in conformance with GAAP by subtracting total liabilities from total tangible assets.

          "Note" means the Promissory Note dated as of the Closing Date from Borrower to the order of Lender in the original principal amount equal to the Maximum Loan Amount.

          "Obligations" means the Loan, and all other obligations and liabilities of the Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Loan the Loan Documents, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of legal counsel) or otherwise.

          "OFAC List" means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

          "Open Date" has the meaning set forth in Section 2.05(a) of this Loan Agreement.

          "Operating Account" means the bank account in the name of Borrower established with Bank One given account number 113101401.

          "Operating Agreements" has the meaning set forth in the Security Instrument.

          "Operating Expenses" means all cash expenses actually incurred by or charged to Borrower (appropriately pro-rated for any expenses that, although actually incurred in a particular period, also relate to other periods), with respect to the ownership, operation, leasing and management of the Property in the ordinary course of business, determined in accordance with GAAP, and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect which Operating Expenses are also adjusted to include any underwritten reserves for Replacements, Tenant Improvements and Leasing Commissions and any other underwritten reserves as determined by Lender whether or not required to be reserved. Operating Expenses shall specifically exclude (1) costs of Tenant Improvements and Leasing Commissions, (2) capital expenditures, (3) depreciation, (4) payments made in connection with the payment of the outstanding principal balance of the Loan, (5) costs of Restoration following a Casualty or Condemnation, (6) funds disbursed from any Reserve Account, and (7) any other non-cash items.

          "Operating Income" means all gross cash income, revenues and consideration received or paid to or for the account or benefit of Borrower resulting from or attributable to the operation or leasing of the Property determined in accordance with GAAP and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect but excluding any income or revenues from a sale, refinancing, Casualty or Condemnation, payment of rents more than one (1) month in advance, lease termination payments, or payments from any other events not related to the ordinary course of operations of the Property.

          "Organizational Chart" means the chart attached hereto as Exhibit D which shows all persons or entities having an ownership interest in Borrower and in the SPE Equity Owner.

          "Other Charges" means all ground rents, maintenance charges, impositions (other than Taxes) and similar charges (including, without limitation, chutes and similar areas adjoining the Property), now or hereafter assessed or imposed against the Property, or any part thereof, together with any penalties thereon.

          "Partial  Defeasance"  shall have the meaning ascribed to such term in
Section 10.03(c) of the Loan Agreement.

          "Partial Defeasance Documents" shall mean all documents executed by the Successor Borrower of the applicable Related Borrower and others in favor of Lender relating to the Partial Defeasance.

          "Partial Defeasance Price" shall mean twenty percent (20%) of the Scheduled Debt Payments under the Loan.

          "Payment Due Date" has the meaning set forth in Section 2.03(b) of this Loan Agreement. It is the date that a regularly scheduled payment of principal and interest (or interest if the loan payments are interest-only) is due.

          "Permitted Encumbrances" means only those exceptions shown in the Title Insurance Policy and each other Lien which has been approved in writing by Lender.

          "Permitted Transfer" means each of the following:

               (a) Transfers of Equity Interests which, in the aggregate over the term of the Loan (i) do not exceed forty-nine percent (49%) of the total interests in Borrower or in SPE Equity Owner or in Guarantor, as applicable;
(ii) do not result in any Person holding an Equity Interest in Borrower or SPE Equity Owner, as applicable, which exceeds forty-nine percent (49%) of the total Equity Interests in Borrower or in SPE Equity Owner, as applicable; and (iii) do not result in a change of Control.

               (b) Transfers with respect to any Person whose stocks or certificates are traded on a nationally recognized stock exchange.

               (c) Transfers which have been approved by Lender in accordance with Section 10.02 of this Loan Agreement.

               (d) Permitted Encumbrances.

               (e) All Transfers of worn out or obsolete furnishings, fixtures or equipment that are promptly replaced with property of equivalent value and functionality.

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

               (f) All Major Leases which have been approved by Lender in accordance with this Loan Agreement.

               (g) All Leases which are not Major Leases and which have been approved by the Lender pursuant to Section 9.06 or that do not require Lender's approval pursuant to Section 9.06.

               (h) Transfers of Equity Interests for estate planning purposes provided such Transfers do not result in a change of Control.

          "Person" means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Personal Property" has the meaning set forth in the Security Instrument.

          "Prohibited Prepayment" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

          "Prohibited Prepayment Fee" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

          "Property" has the meaning set forth in the Security Instrument.

          "Property Jurisdiction" has the meaning set forth in Section 18.06 of this Loan Agreement.

          "Property Management Contract" means the agreement dated as of the date hereof between Borrower and Property Manager which provides for the management of the Property for Borrower by Property Manager.

          "Property Manager" means Capital Senior Management AC, Inc., a Delaware corporation.

          "PV" has the meaning set forth in Section 2.05 (c).

          "Rating  Agencies"  means  Fitch,  Inc.,  Moody's  and S & P,  or  any successor entity of the foregoing, or any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Lender or its designees in connection with or in anticipation of Securitization or any other sale or grant of participation interest in the Loan (or any part thereof).

          "Rating Confirmation" means a written confirmation from each of the Rating Agencies (unless otherwise agreed by Lender) that an action shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with a Securitization.

          "Related    Borrower"    has   the    meaning   set   forth   in   the
Cross-Collateralization Agreement.

          "Related   Loan   Documents"   has  the   meaning  set  forth  in  the
Cross-Collateralization Agreement.

          "Related    Loans"    has   the    meaning    set    forth    in   the
Cross-Collateralization Agreement.

          "Related    Projects"    has   the    meaning   set   forth   in   the
Cross-Collateralization Agreement.

          "Release" has the meaning set forth in Section 10.03(a) of this Loan Agreement.

          "Release Date" has the meaning set forth in Section 2.05(b) of this Loan Agreement.

          "Rent Roll" means a written statement from Borrower, substantially in the form attached hereto as Exhibit E, detailing the names of all tenants of the Property, the portion of Property occupied by each tenant, the base rent and any other charges payable under each Lease, the term of each Lease, the beginning date and expiration date of each Lease, whether any tenant is in default under its Lease (and detailing the nature of such default), and any other information as is reasonably required by Lender, all certified by a Responsible Officer to be true, correct and complete.

          "Rents" has the meaning set forth in the Security Instrument.

          "Replacement Reserve Account" means an account held by Lender, or Lender's designee, in which the Monthly Replacement Reserve Deposits will be held, which shall not constitute a trust fund.

          "Replacements" means the scheduled repairs and replacements to the Property identified on Exhibit F hereto.

          "Requirements of Law" means (a) the organizational documents of an entity, and (b) any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority, or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person, any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.

          "Reserve Accounts" means, individually and collectively, as the context requires, the Tax Escrow Account, the Insurance Premiums Escrow Account and the Replacement Reserve Account.

          "Reserve Item" means the Replacements.

          "Responsible Officer" means, as to any Person, an individual who is a managing member, a general partner, the chief executive officer, the president or any vice president of such Person or, with respect to financial matters, the

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

chief financial officer or treasurer or vice president of such Person or any other officer authorized by such Person to deliver documents with respect to financial matters pursuant to this Loan Agreement.

          "Restoration"  means  the  repairs,  replacements,   improvements,  or
rebuilding of or to the Property following a Casualty or Condemnation.

          "Restoration Deficiency Deposit" has the meaning set forth in Section 9.04(d) of this Loan Agreement. All amounts deposited by Borrower with Lender as the Restoration Deficiency Deposit shall become a part of the Restoration Proceeds and disbursed by Lender for Restoration on the same conditions applicable to disbursement of Restoration Proceeds and, until so disbursed, are pledged to Lender as security for the Loan and Obligations.

          "Restoration Holdback" has the meaning set forth in Section 9.04(e) of this Loan Agreement.

          "Restoration Proceeds" has the meaning set forth in Section 9.04(b) of this Loan Agreement.

          "S & P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

          "Scheduled Debt Payments" shall have the meaning ascribed to such term in Section 2.05(b)(iii).

          "Securities Act" means the Securities Act of 1933 and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.

          "Securities Liabilities" has the meaning provided in Section 15.05 of this Loan Agreement.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.

          "Securitization" or "Securitize" means the sale of the Loan, by itself or as part of pool with other loans, in a transaction whereby mortgage pass-through certificates or other securities evidencing a beneficial interest, backed by the Loan or such pool of loans, will be sold as a rated or unrated public offering or private placement.

          "Security Instrument" means the Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, or the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, or the Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, as applicable, encumbering the Property and executed by Borrower to Lender or to a trustee for the benefit of Lender, as the case may be, to secure Borrower's payment of the Loan and performance of the Obligations, as amended by the Cross-Collateralization Agreement.


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


          "Single Purpose Entity" has the meaning set forth in Section 7.02 of this Loan Agreement.

          "SPE Equity Owner" is not applicable.

          "Standard Lease Form" means, as applicable, the standard form of lease agreement used by Borrower for the rental of commercial units at the Property and the standard form of lease agreement used by Borrower for the rental of residential units at the Property, in each case in the form certified to Lender as of the Closing Date or subsequently approved by Lender in writing.

          "Successor Borrower" has the meaning set forth in Section 2.05(b) of this Loan Agreement.

          "Tax Code"  means the  Internal  Revenue  Code of 1986 and the related
Treasury   Department   regulations  issued  thereunder,   including   temporary
regulations, all as amended from time to time.

          "Tax Escrow Account" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Taxes made on the Closing Date and the Monthly Tax Deposits will be held, which shall not constitute a trust fund.

          "Taxes" means all real estate taxes, government assessments or impositions, lienable water charges, lienable sewer rents, assessments due under owner association documents, ground rents, vault charges and license fees for the use of vault chutes and all other charges (other than the Other Charges), now or hereafter levied or assessed against the Land and Improvements.

          "Tenant Improvements" means improvements made to the Property to prepare the same for tenant occupancy in connection with each Lease and made by Borrower in conformity with the terms of the related Lease and this Loan Agreement.

          "Title Insurance Policy" means the mortgagee title insurance policy obtained by Lender in connection with the Loan, and, until the issuance of such policy, the commitment for title insurance as marked-up as of the Closing Date, in either case in form and substance (with such endorsements and affirmative coverages) as is satisfactory to Lender, insuring that the Security Instrument constitutes a perfected first Lien against the Property in the Maximum Loan Amount, subject only to Permitted Encumbrances.

          "Transfer" means any action other than a Permitted Transfer by which either (a) the legal or beneficial ownership of the Equity Interests in Borrower or in SPE Equity Owner or in the Guarantor or (b) the legal or equitable title to the Property, or any part thereof, or (c) the cash flow from the Property or any portion thereof, are sold, assigned, transferred, hypothecated, pledged or otherwise encumbered or disposed of, in each case (a), (b) or (c) whether undertaken, directly or indirectly, or occurring by operation of law or otherwise, including, without limitation, each of the following actions:

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

               (i) the sale, conveyance, assignment, grant of an option with respect to, mortgage, deed in trust, pledge, grant of a security interest in, or any other transfer, as security or otherwise, of the Property or with respect to the Leases or Rents (or any thereof);

               (ii) the grant of an easement across the Property (other than minor easements not having a Material Adverse Effect) or any other agreement granting rights in or restricting the use or development of the Property (including, without limitation, air rights);

               (iii) an installment sale wherein Borrower agrees to sell the Property for a price to be paid in installments;

               (iv) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder; or

               (v) the issuance of additional partnership, membership or other equity interests, as applicable.

          "UCC" means the Uniform Commercial Code in effect in the State where the Property is located, as from time to time amended or restated. For purposes of the UCC's application to the Reserve Accounts, the parties agree that the Reserve Accounts shall be deemed located in the state where the Property is located.

          "Undefeased Note" has the meaning set forth in Section 2.05(b)(v) of this Loan Agreement.

          "Underwriter Group" has the meaning provided in Section 15.05 of this Loan Agreement.

          "Yield Maintenance  Premium" has the meaning set forth in Section 2.05
(c).

                                   ARTICLE 20
                              LOCAL LAW PROVISIONS

     The provisions set forth below control in the event of any conflict with the other terms of this Loan Agreement or any other Loan Document.

     20.01 Loan Charges; Compliance with Law.. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity date of the Loan or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender in regard to the loan exceed the maximum amount permissible under Texas law or other applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum amount permissible under Texas law or other applicable law, the interest payable to Lender shall be reduced to the maximum amount permissible under Texas law or other applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by Texas law or other applicable law in excess of the maximum amount permissible under Texas law or other applicable law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by Texas law or other applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under Texas law or other applicable law, and the provisions of this Loan Agreement, the Note, the Security Instrument and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under this Loan Agreement, the Note or any other Loan Document reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Note or any other Loan Document and applicable law. Lender expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under Texas law or other applicable law. This paragraph shall control all agreements between Borrower and Lender.

     20.02 Remedies. Without limiting the generality of Section 11.02 of this Agreement, Lender shall also have all power, authority and duties as provided in
Section 15-1703 of the Illinois Mortgage Foreclosure Law (generally, 735 ILCS 5/15-1101 et seq.). Nothing herein contained shall be construed as constituting Lender a mortgagee in possession in the absence of the actual taking of possession of the Property.

     20.03 Compliance with Illinois Law. To the extent of conflict between the following provisions and any other provisions of this Agreement, the Security Instrument, the Note or any other Loan Documents, the provisions of this Section
20.03 shall control only to the extent necessary to enforce the lien created by this Agreement and the Security Instrument or otherwise to realize upon the collateral granted hereby and by the Security Instrument.

          (a) In the event that any provision in this Agreement shall be inconsistent with any provision of the Illinois Mortgage Foreclosure Law (generally, 735 ILCS 5/15-1101 et seq.) (herein called, as amended from time to time, the "Illinois Act") the provisions of the Illinois Act shall take precedence over the provisions of this Agreement, but shall not invalidate or render unenforceable any other provision of this Agreement that can be construed in a manner consistent with the Illinois Act.

          (b) It is the intent of Borrower to grant to Lender all rights and remedies after the occurrence of an Event of Default under this Agreement as are permitted Lender by applicable Illinois law. If any provision of this Agreement shall grant to Lender any rights or remedies upon the occurrence of an Event of Default under this Agreement by Borrower which are more limited than the rights which would otherwise be vested in Lender under the Illinois Act in the absence of said provision, Borrower grants to Lender the rights granted in the Illinois Act to the full extent permitted by law.

          (c) Without limiting the generality of the foregoing, all expenses incurred by Lender to the extent reimbursable under the Illinois Act, whether incurred before or after any decree or judgment of foreclosure, and whether enumerated in this Agreement, shall be added to the Obligations secured by the Security Instrument or judgment of foreclosure.

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

          (d) Borrower acknowledges that the Property does not constitute agricultural real estate, as said term is defined in Section 15-1201 of the Illinois Act or residential real estate as defined in Section 15-1219 of the Illinois Act. Borrower hereby waives any and all rights of redemption from sale under any judgment of foreclosure of the Security Instrument on behalf of Borrower and on behalf of each and every person acquiring any interest in or title to the Property of any nature whatsoever, subsequent to the date of the Security Instrument. The foregoing waiver of right of redemption is made pursuant to the provisions of Section 15-1601(b) of the Illinois Act. Borrower waives all rights of reinstatement under Section 15-1602 to the fullest extent permitted by Illinois law.

     20.04 Usury. Borrower represents and agrees that the Loan will be used for business purposes and that this Agreement is exempt from limitations upon lawful interest, pursuant to the terms of applicable Illinois Law.

          [Remainder of page is blank; signatures appear on next page.]



















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


     IN WITNESS WHEREOF, Lender and Borrower hereby sign, seal and deliver this Loan Agreement.

                                        Borrower:

                                        CAPITAL SENIOR PEORIA, LLC, a Delaware
                                        limited liability company


                                        By:   /s/ Gloria Holland
                                        ---------------------------------------
                                              Gloria Holland
                                              Vice President









                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]






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


                                        Lender:

                                        GMAC COMMERCIAL MORTGAGE
                                        BANK, a Utah industrial bank


                                        By:   /s/ Keith Armstrong
                                        ---------------------------------------
                                        Name:  Keith Armstrong
                                        Title: Limited Signor



Attachments:

Exhibit A         Compliance Certificate Form
Exhibit B         Disbursement Request Form
Exhibit C         Immediate Repairs
Exhibit D         Organizational Chart
Exhibit E         Rent Roll



















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